[ERIE INDEMNITY COMPANY LOGO OMITTED]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 2001

To the Holders of Class A Common Stock and
Class B Common Stock of ERIE INDEMNITY COMPANY:

     The Annual Meeting of Shareholders of Erie Indemnity Company (the "Company") will be held at 3:00 p.m., local time, on Tuesday, April 24, 2001, at the Auditorium of the F. W. Hirt-Perry Square Building, 100 Erie Insurance Place (Sixth and French Streets), Erie, Pennsylvania 16530 for the following purposes:

     1. To elect 12 Directors of the Company to serve until the Company's 2002 Annual Meeting of Shareholders and until their successors are elected;

     2. To vote upon a proposal to amend the Company's Articles of Incorporation to provide that shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast at a particular meeting may call a special meeting of shareholders;

     3. To ratify the selection of Brown, Schwab, Bergquist & Co. as independent public accountants for the Company for 2001; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

     The Board of Directors has fixed the close of business on Monday, March 19, 2001 as the record date for the determination of the holders of Class B Common Stock entitled to notice of and to vote at the Annual Meeting. Holders of Class A Common Stock do not have the right to vote on any of the matters to be acted upon at the Annual Meeting.

     In the event that the Annual Meeting is adjourned, pursuant to Section 1756(b)(1) of the Pennsylvania Business Corporation Law (the "BCL"), those shareholders entitled to vote who attend a meeting of shareholders that was previously adjourned for lack of a quorum shall constitute a quorum for the purpose of electing directors even though the number of shareholders present at such adjourned meeting constitute less than a quorum as fixed in the Company's Bylaws.

     For purposes other than the election of directors, pursuant to Section 1756(b)(2) of the BCL, notice is hereby given that those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least fifteen days because of an absence of a quorum, shall constitute a quorum for acting upon any matter set forth in this notice even though the number of shareholders present at such adjourned meeting is less than a quorum as fixed in the Company's Bylaws.



[ERIE LETTERHEAD FOOTER OMITTED]

     This Notice and Proxy Statement, together with a copy of the Company's Annual Report for the year ended December 31, 2000, are being sent to all holders of Class A Common Stock and Class B Common Stock. Holders of Class B Common Stock will also receive a form of proxy in accordance with Securities and Exchange Commission ("SEC") rules.

     Holders of Class B Common Stock are requested to complete, sign and return the enclosed form of proxy in the envelope provided, whether or not they expect to attend the Annual Meeting in person.

                                        By Order of the Board of Directors,


                                        /s/JAN R. VAN GORDER
                                        -----------------------------------
                                        Jan R. Van Gorder,
                                        Senior Executive Vice President,
                                        Secretary and General Counsel

March 29, 2001
Erie, Pennsylvania

                             ERIE INDEMNITY COMPANY
                            100 Erie Insurance Place
                            Erie, Pennsylvania 16530

                                PROXY STATEMENT

     This Proxy Statement, which is first being mailed to the holders of Class A Common Stock and Class B Common Stock of Erie Indemnity Company (the "Company") on or about March 29, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of the Company from holders of Class B Common Stock to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., local time, on Tuesday, April 24, 2001 and at any adjournment, postponement or continuation thereof (the "Annual Meeting") at the Auditorium of the F.W. Hirt-Perry Square Building, 100 Erie Insurance Place (Sixth and French Streets), Erie, Pennsylvania 16530. Holders of Class B Common Stock will also receive a form of proxy in accordance with Securities and Exchange Commission ("SEC") rules.

     Shares of Class B Common Stock represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the holders of Class B Common Stock. Any proxy representing shares of Class B Common Stock not specifying to the contrary will be voted for the election of the candidates for director named below who were nominated by the Nominating Committee of the Company's Board of Directors, for the proposal to amend the Company's Articles of Incorporation to provide that shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast at a particular meeting may call a special meeting of shareholders (the "Amendment") and for the ratification of the selection of Brown, Schwab, Bergquist & Co. as independent public accountants for the Company for 2001. A holder of Class B Common Stock who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by furnishing a duly executed proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. The Company estimates that the total amount to be spent for its solicitation of proxies will be $50,000, including expenditures for attorneys, solicitors and costs for advertising, printing, transportation, postage and related expenses. As of March 12, 2001, the Company's total expenses paid in furtherance of or in connection with this solicitation were approximately $17,500. Such solicitation will be made by mail and may also be made on behalf of the Company in person or by telephone by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will also reimburse brokers, nominees, fiduciaries and custodians or persons holding shares of Class B Common Stock in their names or in the names of nominees for their reasonable expenses in forwarding the Company's proxy material to beneficial owners.

     Only holders of Class B Common Stock of record at the close of business on March 19, 2001 will be entitled to vote at the Annual Meeting. Each share of Class B Common Stock is entitled to one vote. Except as may be otherwise provided in Sections 1756(b)(1) and (2) of the Pennsylvania Business Corporation Law (the "BCL") in the case of adjourned meetings, a majority of the outstanding shares of Class B Common Stock will constitute a quorum at the Annual Meeting for the election of directors, voting on the Amendment and for ratification of the selection of independent public accountants. Cumulative voting rights do not exist with respect to the election of directors. The 12 candidates for election as a director receiving the highest number of votes cast by the holders of Class B Common Stock in person or by proxy at the Annual Meeting will be elected as directors. Approval of the Amendment, the ratification of the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2001 and, if submitted for a vote of the holders of the Class B Common Stock at the Annual Meeting, the proposals set forth under "Mrs. Hagen's Proposals" will each require the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Class B Common Stock. Shares of Class B Common Stock held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e., broker nonvotes, will be treated as not present and not entitled to vote for nominees for election as directors. Abstentions will be treated as the withholding of authority to vote for candidates for election as directors. Abstentions from voting and broker nonvotes will have no effect on the election of directors because they will not represent votes cast at the Annual Meeting. Abstentions from voting and broker nonvotes have no effect on the proposal to adopt the Amendment and Mrs. Hagen's proposals because they will not represent votes cast on such proposals.

     As of the close of business on March 19, 2001, the Company had 64,056,323 outstanding shares of Class A Common Stock, which are not entitled to vote on any of the matters to be acted upon at the Annual Meeting, and 3,070 shares of Class B Common Stock, which have the exclusive right to vote on all matters to be acted upon at the Annual Meeting.

     The H.O. Hirt Trusts collectively own 2,340 shares of Class B Common Stock, which, because such shares represent 76.22% of the outstanding shares of Class B Common Stock, is sufficient to determine the outcome of any matter submitted to a vote of the holders of the Class B Common Stock, assuming all of the shares held by the H.O. Hirt Trusts are voted in the same manner. The trustees of the H.O. Hirt Trusts as of the record date for the Annual Meeting are F. William Hirt, Susan Hirt Hagen ("Mrs. Hagen") and Bankers Trust Company of New York ("Bankers Trust"). On March 3, 1999, Bankers Trust advised the Orphans' Court Division of the Court of Common Pleas of Erie County, Pennsylvania (the "Court") of Bankers Trust's resignation as the corporate co-trustee of the H. O. Hirt Trusts. As of the date of this Proxy Statement, the Court is considering two candidates for successor corporate co-trustee: First Union National Bank, which was proposed by F. William Hirt, and Sentinel Trust Company, which was proposed by Mrs. Hagen. The Company does not know whom the Court will appoint as successor corporate co-trustee or whether such appointment will be effective before or after the Annual Meeting. See "Legal Proceedings."

     Under the provisions of the H.O. Hirt Trusts, the shares of Class B Common Stock held by the H.O. Hirt Trusts are to be voted as directed by a majority of trustees then in office. If at least a majority of the trustees then in office of both of the H.O. Hirt Trusts vote for the election of the 12 candidates for director named below, who have been nominated by the Nominating Committee of the Company's Board of Directors, for approval of the Amendment and for ratification of the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2001, such candidates will be elected as directors of the Company, the Amendment will be approved and the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2001 will be ratified, even if all shares of Class B Common Stock other than those held by the H.O. Hirt Trusts are not voted for such candidates, for approval of the Amendment or for such ratification. The Company has not been advised at this time, however, how the trustees of the H.O. Hirt Trusts intend to vote at the Annual Meeting.

     Reference is made to "Legal Proceedings" in this Proxy Statement for further information regarding litigation involving the H.O. Hirt Trusts and the nomination of candidates for election as directors by the holders of Class B Common Stock at the Annual Meeting.

     The Company is a Pennsylvania business corporation formed in 1925 to be the attorney-in-fact for Erie Insurance Exchange (the "Exchange"), a Pennsylvania-domiciled reciprocal insurance exchange, whereby the subscribers exchange insurance contracts among themselves for the purpose of providing indemnity among themselves from losses through a common attorney-in-fact. Each subscriber gives a power of attorney under which the attorney-in-fact represents each subscriber in exchanging insurance contracts with other subscribers.

     The Company's principal business activity consists of management of the Exchange. The Company receives management fees from the Exchange as compensation for acting as attorney-in-fact for the Exchange, managing the business and affairs of the Exchange and paying certain general operating expenses. These management fees account for the majority of the Company's consolidated revenues.

     The Company is also engaged in the property/casualty insurance business through its wholly owned subsidiaries, Erie Insurance Company ("Erie Insurance Co. "), Erie Insurance Company of New York ("Erie NY") and Erie Insurance Property & Casualty Company ("EI P&C") and through its management of Flagship City Insurance Company ("Flagship"), a subsidiary of the Exchange. In addition, the Company holds investments in both affiliated and unaffiliated entities, including a 21.6% common stock interest in Erie Family Life Insurance Company ("EFL"), a life insurance company of which 53.5% is owned by the Exchange.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of February 28, 2001 the amount of the outstanding Class A Common Stock and Class B Common Stock of the Company and shares of Common Stock of EFL beneficially owned by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Class A Common Stock or Class B Common Stock, (ii) each director and candidate for director nominated by the Nominating Committee, (iii) each current executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group.



                             SHARES OF      PERCENT OF          SHARES OF       PERCENT OF        SHARES OF
                              CLASS A       OUTSTANDING          CLASS B        OUTSTANDING         COMMON
                            COMMON STOCK      CLASS A          COMMON STOCK       CLASS B        STOCK OF EFL
NAME OF INDIVIDUAL          BENEFICIALLY      COMMON           BENEFICIALLY       COMMON         BENEFICIALLY
OR IDENTITY OF GROUP        OWNED(1)(2)      STOCK(3)          OWNED(1)(2)        STOCK(3)       OWNED(1)(2)
---------------------       ------------    -----------        ------------     -----------      ------------
5% HOLDERS:

Black Interests
Limited Partnership(4)
  Erie, Pennsylvania          8,726,250        13.60%               390            12.70%              --

Samuel P. Black &
Associates Inc.(4)
  Erie, Pennsylvania             24,000           --                 --               --            2,730(12)

Samuel P. Black, III(4)
  Erie, Pennsylvania            129,750           --                 20               --          129,667(12)

Hagen Family
Limited Partnership(5)(6)
  Erie, Pennsylvania         10,092,900        15.76                  1               --          154,182(13)

Susan Hirt Hagen(5)(6)(7)
  Erie, Pennsylvania          6,658,800        10.40                 12               --              600(14)

H.O. Hirt Trusts(5)(7)
  Erie, Pennsylvania                 --           --              2,340            76.22               --

Hirt Family Limited
Partnership(8)
  Erie, Pennsylvania         11,830,000        18.47                 --               --          166,934(15)

F. William Hirt(7)(8)
  Erie, Pennsylvania          1,792,840         2.80                 20               --              100(16)

Virginia M. Kurytnak
  Erie, Pennsylvania            306,569           --                180             5.86               --

                                       3



                             SHARES OF      PERCENT OF          SHARES OF       PERCENT OF        SHARES OF
                              CLASS A       OUTSTANDING          CLASS B        OUTSTANDING         COMMON
                            COMMON STOCK      CLASS A          COMMON STOCK       CLASS B        STOCK OF EFL
NAME OF INDIVIDUAL          BENEFICIALLY      COMMON           BENEFICIALLY       COMMON         BENEFICIALLY
OR IDENTITY OF GROUP        OWNED(1)(2)      STOCK(3)          OWNED(1)(2)        STOCK(3)       OWNED(1)(2)
--------------------       ------------    -----------        ------------     -----------      ------------

DIRECTORS AND NOMINEES
FOR DIRECTOR (9):

J. Ralph Borneman, Jr.           60,000           --                 --               --            1,536

Patricia Garrison-Corbin             --           --                 --               --               --

Samuel P. Katz                       --           --                 --               --               --

Claude C. Lilly, III                700           --                 --               --               --

Stephen A. Milne                 25,362           --                 --               --              200

Henry N. Nassau                   1,000           --                 --               --               --

John M. Petersen(10)          2,301,407         3.59%                 1               --           92,141(17)

Jan R. Van Gorder               127,487           --                  1               --               75(18)

Robert C. Wilburn                 2,000           --                 --               --              500

EXECUTIVE OFFICERS (11):

John J. Brinling, Jr.            14,390           --                 --               --            1,260(19)

Philip A. Garcia                 90,359           --                 --               --            1,275

Jeffrey A. Ludrof                 1,151           --                 --               --              --

All Directors, Nominees
 for Director and Executive
 Officers as a Group
 (15 persons)                41,878,396        65.38%            2,785             90.72%         551,200


-------------
     (1)  Information furnished by the named persons.

     (2) Under the rules of the SEC, a person is deemed to be the beneficial owner of securities if the person has, or shares, "voting power" (which includes the power to vote, or to direct the voting of, such securities) or "investment power" (which includes the power to dispose, or to direct the disposition, of such securities). Under these rules, more than one person may be deemed to be the beneficial owner of the same securities. Securities beneficially owned also include securities owned jointly, in whole or in part, or individually by the person's spouse, minor children or other relatives who share the same home. The information set forth in the above table includes all shares of Class A Common Stock and Class B Common Stock and all shares of Common Stock of EFL over which the named individuals, individually or together, share voting power or investment power, adjusted, however, to eliminate the reporting of shares more than once in order not to overstate the aggregate beneficial ownership of such persons and to reflect shares as to which the named individuals disclaim beneficial ownership. The table does not reflect shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock, each of which is currently convertible into 2,400 shares of Class A Common Stock.

     (3)  Less than 1% unless otherwise indicated.

     (4) Samuel P. Black, III is President of Samuel P. Black & Associates Inc. Samuel P. Black, III is the managing general partner and a limited partner of Black Interests Limited Partnership. Samuel P. Black, III has the right to vote the shares held by Samuel P. Black & Associates Inc. and Black Interests Limited Partnership. Samuel P. Black, III has sole voting power over 129,750 shares of Class A Common Stock and 10 shares of Class B Common Stock, which he owns directly, and also has voting power over 10 shares of Class B Common Stock owned by his father, Samuel P. Black, Jr., for whom he holds a durable power of attorney.

     (5) Mrs. Hagen owns 12 shares of Class B Common Stock directly, 1,170 shares of Class B Common Stock indirectly as Co-Trustee of the H.O. Hirt Trusts described in footnote 7 below, 6,658,800 shares of Class A Common Stock indirectly through a personal trust of which Mrs. Hagen is the sole trustee and 10,092,900 shares of Class A Common Stock and one share of Class B Common Stock indirectly through the Hagen Family Limited Partnership, of which Mrs. Hagen and her husband, Thomas B. Hagen, are limited partners. Mr. Hagen is the general partner of the partnership and has the sole right to vote such shares. Under the rules of the SEC described in footnote (2), the maximum beneficial ownership of Class A Common Stock and Class B Common Stock which Mrs. Hagen and Thomas B. Hagen together could be deemed beneficially to have is 16,756,800 shares of Class A Common Stock, or 26.16% of the outstanding shares of Class A Common Stock, and 1,186 shares of Class B Common Stock, or 38.6% of the outstanding shares of Class B Common Stock. Mr. and Mrs. Hagen together could also be deemed the beneficial owners of an additional 2,846,400 shares of Class A Common Stock issuable upon the conversion of the 1,186 shares of Class B Common Stock they together could be deemed to own beneficially. If all 1,186 shares of Class B Common Stock Mr. and Mrs. Hagen together could be deemed to own beneficially were converted into Class A Common Stock, the maximum beneficial ownership of Class A Common Stock that Mr. and Mrs. Hagen together could be deemed to have would be 19,603,200 shares of Class A Common Stock, or 29.30% of the then outstanding shares of Class A Common Stock. Thomas B. Hagen disclaims beneficial ownership of the shares of Class A Common Stock and Class B Common Stock owned by Mrs. Hagen. The foregoing information is also based on Amendment No. 3 to a Schedule 13D filed by Mrs. Hagen with the SEC on January 12, 2001.

     (6) Excludes 5,100 shares of Class A Common Stock and 3 shares of Class B Common Stock of the Company owned by Thomas B. Hagen, Mrs. Hagen's husband. Mrs. Hagen disclaims beneficial ownership of these shares.

     (7) There are two H.O. Hirt Trusts, one for the benefit of F. William Hirt and one for the benefit of Mrs. Hagen. Each of the H.O. Hirt Trusts is the record owner of 1,170 shares of Class B Common Stock, or 38.11% of the outstanding shares of Class B Common Stock. The trustees of the H.O. Hirt Trusts as of the date of this Proxy Statement are F. William Hirt, Mrs. Hagen and Bankers Trust. Mr. Hirt and Mrs. Hagen, who are brother and sister, are each the beneficial owner of 1,170 shares of Class B Common Stock held by the H.O. Hirt Trusts. See "Legal Proceedings."

     (8) F. William Hirt owns 1,792,840 shares of Class A Common Stock and 20 shares of Class B Common Stock directly, 1,170 shares of Class B Common Stock indirectly as Co-Trustee of the H.O. Hirt Trusts described in footnote (7) above, and 11,830,000 shares of Class A Common Stock indirectly through the Hirt Family Limited Partnership and is the general partner of the Hirt Family Limited Partnership and has the sole right to vote such shares. Under the rules of the SEC described in footnote (2), the maximum beneficial ownership of Class A Common Stock and Class B Common Stock which F. William Hirt could be deemed beneficially to have is 13,622,840 shares of Class A Common Stock, or 21.27% of the outstanding shares of Class A Common Stock, and 1,190 shares of Class B Common Stock, or 38.8% of the outstanding shares of Class B Common Stock. F. William Hirt could also be deemed the beneficial owner of an additional 2,856,000 shares of Class A Common Stock issuable upon the conversion of the 1,190 shares of Class B Common Stock he is deemed to own beneficially. If all 1,190 shares of Class B Common Stock F. William Hirt could be deemed to own beneficially were converted into Class A Common Stock, the maximum beneficial ownership of Class A Common Stock that F. William Hirt could be deemed to have would be 16,478,840 shares of Class A Common Stock, or 24.63% of the then outstanding shares of Class A Common Stock.

     (9)  Excludes directors listed under "5% Owners."

     (10) Mr. Petersen disclaims beneficial ownership of 120,000 shares of Class A Common Stock owned by his wife, Gertrude E. Petersen, which have not been included in the total listed herein. However, the total includes 200,000 shares held in the Petersen Family Limited Partnership of which John M. Petersen is the general partner and retains the right to vote such shares.

     (11) Excludes executive officers listed under "Directors."

     (12) Samuel P. Black, III is President, Treasurer and Secretary of Samuel
          P. Black & Associates, Inc. which holds of record 2,730 shares. The 129,667 shares include 1,000 shares held of record by Mr. Black's father, Samuel P. Black, Jr., for whom Samuel P. Black, III holds a durable power of attorney; 59,388 shares held by the Samuel P. Black, Jr. 1996 Charitable Remainder Trust of which Samuel P. Black, III is a beneficiary and 60,000 shares held by the Black Family Foundation of which Samuel P. Black, III is an officer. Samuel P. Black, III directly owns 4,479 shares and two children of Samuel P. Black, III each own 2,400 shares.

     (13) These shares are held by the Hagen Family Limited Partnership. Mrs. Hagen and her husband, Thomas B. Hagen, are the limited partners of the Hagen Family Limited Partnership. Mr. Hagen is the general partner of the partnership and has the sole right to vote such shares.

     (14) Includes 300 shares owned directly by Mrs. Hagen and 300 shares held by Mrs. Hagen's husband, who disclaims beneficial ownership.

     (15) These shares are held in a trust established by F.W. Hirt and are held by the Hirt Family Limited Partnership. Mr. Hirt is the general partner of the Hirt Family Limited Partnership and retains the right to vote such shares.

     (16) Mr. Hirt owns 100 shares directly.

     (17) Of this total, 30,000 shares are held by Mr. Petersen's wife, Gertrude
          E. Petersen, as to which Mr. Petersen disclaims beneficial ownership.

     (18) Of this total, 30 shares are held directly by Mr. Van Gorder and each of his three sons owns 15 shares.

     (19) Includes 630 shares held by John J. Brinling, Jr., 315 shares held in an IRA for John J. Brinling, Jr. and 315 shares held in an IRA for his wife.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the officers and directors of a corporation, such as the Company, which has a class of equity securities registered under Section 12 of the Exchange Act, as well as persons who own 10% or more of a class of equity securities of such a corporation, file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with the corporation and the SEC. Based upon written representations received by the Company from its officers and directors and 10% or greater shareholders, and the Company's review of the monthly statements of changes of ownership filed with the Company by its officers and directors and 10% or greater shareholders during 2000, the Company believes that all such filings required during 2000 were made on a timely basis.

                             ELECTION OF DIRECTORS

INTRODUCTION

     The election of directors of the Company by the holders of its Class B Common Stock is governed by provisions of the Pennsylvania Insurance Holding Companies Act in addition to provisions of the BCL, the Pennsylvania Associations Code and the Company's Bylaws. In addition, the election of directors of the Company has been the subject of a legal ruling dated April 24, 2000 (the "April 24th Ruling") by The Honorable William R. Cunningham of the Court of Common Pleas of Erie County. See "Legal Proceedings." The following discussion summarizes these statutory provisions and describes the process undertaken by the Nominating Committee in connection with the nomination of candidates for election as directors by the holders of Class B Common Stock at the Annual Meeting.

BACKGROUND OF THE COMPANY'S NOMINATING COMMITTEE

     Section 1405(c)(4) of the Pennsylvania Insurance Holding Companies Act, which is applicable to the Company, provides that the board of directors of a domestic insurer shall establish one or more committees comprised solely of directors who are not officers or employees of the insurer or of any entity controlling, controlled by or under common control with the insurer and who are not beneficial owners of a controlling interest in the voting stock of the insurer or any such entity, and that such committee or committees shall have responsibility for recommending the selection of the insurer's independent certified public accountants, reviewing the insurer's financial condition, the scope and results of the insurer's independent audit and any internal audit, nominating candidates for director for election by the shareholders, evaluating the performance of officers deemed to be principal officers of the insurer and recommending to the board of directors the selection and compensation of the principal officers.

     Section 3.09 of the Company's Bylaws is consistent with this statutory provision and provides that (i) the Company's Board of Directors shall appoint annually a Nominating Committee which shall consist of not less than three directors who are not officers or employees of the Company or of any entity controlling, controlled by or under common control with the Company and who are not beneficial owners of a controlling interest in the voting securities of the Company, and (ii) the Nominating Committee shall, prior to each annual meeting of shareholders, determine and nominate candidates for the office of directors of the Company to be elected by the shareholders to serve terms as established by the Bylaws and until their successors are appointed.

     In accordance with this Bylaw provision, on June 13, 2000, the Company's Board of Directors designated a Nominating Committee consisting of John M. Petersen, Chair, Samuel P. Black, III, J. Ralph Borneman, Jr., Patricia Garrison-Corbin and Robert C. Wilburn. None of these persons is an officer or employee of the Company or of any entity controlling, controlled by or under common control with the Company or a beneficial owner of a controlling interest in the voting stock of the Company or any such entity. See "Legal Proceedings."

ESTABLISHMENT OF SHAREHOLDER NOMINATING PROCEDURES

     On August 16, 1999, the Company's Board of Directors voted to amend the Company's Bylaws to add Section 2.07(a) to the Company's Bylaws for the purpose of establishing a fair and reasonable procedure by which any holder of Class A Common Stock or Class B Common Stock could propose to the Nominating Committee one or more persons whom the shareholder believes would be an appropriate candidate for nomination by the Nominating Committee for election by shareholders as a director at a forthcoming meeting of shareholders at which directors are to be elected. The Company believes such a procedure is an important shareholder right, and that proposals from shareholders will assist the Nominating Committee in the exercise of its responsibility to nominate candidates for election as directors by the shareholders. Section 2.07(a) of the Company's Bylaws establishes a time period in which any such proposal must be submitted, and specifies the information required to be submitted about any person so proposed in order that the Nominating Committee would have adequate time and information to review the information submitted, interview the proposed candidate if the Nominating Committee so desired and determine whether to nominate the person proposed as a candidate for election as a director by shareholders.

     Under Section 2.07(a) of the Company's Bylaws, the names of persons proposed to the Nominating Committee and the requisite supporting information in respect of directors to be elected by shareholders at the April 24,

2001 annual meeting of shareholders were required to be submitted not before December 12, 2000 and not later than January 12, 2001.

     By letter dated January 12, 2001 to the Company, Mrs. Hagen proposed the following nine persons: Mrs. Hagen, Kenneth B. Frank, Patricia Garrison-Corbin, Louis V. Imundo, Linda S. Kaiser, Samuel P. Katz, Claude C. Lilly, III, Henry N. Nassau and Richard J. Pinola (collectively, the "Hagen Nominees") for consideration by the Nominating Committee for nomination as candidates for election as directors by shareholders at the Annual Meeting. Mrs. Hagen's letter stated, however, that if any of the five Hagen Nominees who are current directors (Mrs. Hagen, Patricia Garrison-Corbin, Samuel P. Katz, Claude C. Lilly, III and Henry N. Nassau) and at least two other Hagen Nominees are not nominated by the Nominating Committee when it announces its slate, Mrs. Hagen proposes to nominate directly at the Annual Meeting all of those Hagen Nominees not nominated by the Nominating Committee for election as directors of the Company. Mrs. Hagen also stated that in the event that the size of the Board is increased beyond 12, Mrs. Hagen proposes to nominate all Hagen Nominees that are not nominated by the Nominating Committee and that Mrs. Hagen reserves the right to nominate additional candidates at the Annual Meeting if the size of the Board is increased above 16, the current maximum number permitted by the Company's Bylaws. See "Mrs. Hagen's Proposals."

     By letters dated December 27, 2000 and December 29, 2000, F. W. Hirt proposed the following three persons for consideration by the Nominating Committee for nomination as candidates for election as directors by shareholders at the Annual Meeting: Peter B. Bartlett (a former director of the Company), Henry G. Hager and Cyrus R. Wellman (collectively, the "Hirt Nominees").

ACTIONS TAKEN BY THE NOMINATING COMMITTEE

     The Nominating Committee met on March 13, 2001 for the purpose of nominating candidates for election as directors by the shareholders at the Annual Meeting. The Nominating Committee recommended to the Board of Directors that the size of the Company's Board of Directors remain at 12 persons and the Nominating Committee nominated 12 persons (Samuel P. Black, III, J. Ralph Borneman, Jr., Patricia Garrison-Corbin, Susan H. Hagen, F. William Hirt, Samuel
P. Katz, Claude C. Lilly, III, Stephen A. Milne, Henry N. Nassau, John M. Petersen, Jan R. Van Gorder, and Robert C. Wilburn), each of whom is currently a director of the Company, as candidates for election as directors by the Class B shareholders of the Company at the Annual Meeting.

      At its March 13, 2001 meeting, the Board of Directors accepted the Report of the Nominating Committee, and approved by unanimous vote, the nomination by the Nominating Committee of the candidates for election as directors by the holders of the Class B Common Stock at the Annual Meeting set forth under "Candidates for Election."

CANDIDATES FOR ELECTION

     The Company's Bylaws provide that the Board of Directors shall consist of not less than 7, nor more than 16, directors, with the exact number to be fixed from time to time by resolution of the Board of Directors. The Board of Directors has set, by resolution, the number of directors to be elected at the Annual Meeting at 12.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees named below, all of whom are currently Directors of the Company, and each of whom was nominated for election as a director by the Nominating Committee of the Board of Directors. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee selected by the Nominating Committee of the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority vote of the directors then remaining in office until the next succeeding annual meeting of the Company's shareholders.

     The names of the candidates for director nominated by the Nominating Committee, together with certain information regarding them, are as follows:



                                         AGE              PRINCIPAL OCCUPATION
                                        AS OF            FOR PAST FIVE YEARS AND                   DIRECTOR
NAME                                   4/1/01      POSITIONS WITH ERIE INSURANCE GROUP               SINCE
----                                   ------      -----------------------------------             --------
Samuel P. Black, III                     59        President, Treasurer and Secretary,                1997
(2)(3)(4)(5)                                       Samuel P. Black & Associates, Inc.,
                                                   insurance agency; Director, the
                                                   Company, Erie Insurance Co., EFL,
                                                   Flagship and EI P&C.

J. Ralph Borneman, Jr. CIC               62        President and Chief Executive Officer,             1992
(3)(4)                                             Body-Borneman Associates, Inc.,
                                                   insurance agency; President, Body-
                                                   Borneman, Ltd. and Body-Borneman
                                                   Inc., insurance agencies; Director, the
                                                   Company, EFL, Erie Insurance Co.,
                                                   Erie NY and National Penn Bancshares.

Patricia Garrison-Corbin                 53        Founder, President and Chief Executive             2000
(2)(4)(6C)                                         Officer of P.G. Corbin & Company,
                                                   Inc., financial advisory and investment
                                                   management services for municipalities,
                                                   since 1986; Director, the Company, EFL
                                                   and P.G. Corbin Asset Management, Inc.

Susan Hirt Hagen                         65        Managing Partner, Hagen, Herr & Peppin,            1980
(1)(5C)                                            Group Relations Consultants, from 1990
                                                   to 1999; Co-Trustee of H.O. Hirt Trusts;
                                                   Director, the Company, EFL and
                                                   Erie Insurance Co. since 1980.

F. William Hirt, CPCU                    75        Chairman of the Board of the Company,              1965
(1C)(5)                                            EFL, Erie Insurance Co., EI P&C and
                                                   Flagship since September 1993; Chairman
                                                   of the Board of Erie NY since April 1994;
                                                   Chairman of the Executive Committee of
                                                   the Company and EFL since November
                                                   1990; Interim President and Chief Execu-
                                                   tive Officer of the Company, EFL, Erie
                                                   Insurance Co., EI P&C, Flagship and
                                                   Erie NY from January 1, 1996 to February
                                                   12, 1996; Chairman of the Board, Chief
                                                   Executive Officer and Chairman of the
                                                   Executive Committee of the Company,
                                                   EFL and Erie Insurance Co. for more than
                                                   five years prior thereto; Co-Trustee of
                                                   H.O. Hirt Trusts; Director, the Company,
                                                   EFL, Erie Insurance Co., Erie NY, EI P&C
                                                   and Flagship.

Samuel P. Katz                           51        Chief Executive Officer, Greater Philadelphia      2000
(2)(3)                                             First, a business leadership civic organization,
                                                   July 2000 to present; Founder, President and
                                                   Chief Executive Officer, Community Sports
                                                   Partners, LLC, a private investment
                                                   Development and consulting firm, September

                                       9




                                         AGE              PRINCIPAL OCCUPATION
                                        AS OF            FOR PAST FIVE YEARS AND                   DIRECTOR
NAME                                   4/1/01      POSITIONS WITH ERIE INSURANCE GROUP               SINCE
----                                   ------      -----------------------------------             --------

                                                   1997 to present; Managing Partner,
                                                   Wynnefield Capital Advisors, Inc., a fund
                                                   manager of a private equity venture fund,
                                                   September 1997 to present; Partner, Stafford
                                                   Capital Partners, L.P., investment partnership
                                                   and developer, 1994 to 1997; Co-Chief
                                                   Executive Officer, Public Financial
                                                   Management, Inc., a municipal finance
                                                   advisor, 1976 to 1994; Director, the Company
                                                   and EFL.

Claude C. Lilly, III                     54        Dean, Belk College of Business                     2000
(2)                                                Administration, University of North
                                                   Carolina Charlotte, July 1998 to present;
                                                   James H. Harris Chair of Risk Management
                                                   and Insurance, Belk College of Business
                                                   Administration, University of North Carolina
                                                   Charlotte, August 1997 to present; Chief
                                                   Executive Officer, Quinstone, Inc.,
                                                   manufacturing, August 1995 to January 1996;
                                                   Professor of Risk Management, Florida State
                                                   University 1981 to August 1997; Director, the
                                                   Company and EFL.

Stephen A. Milne, CIC                    52        President and Chief Executive Officer              1996
(1)(6)                                             and a Director of the Company, EFL
                                                   and Erie Insurance Co. since February 12,
                                                   1996 and President and Chief Executive Officer
                                                   of Flagship, EI P&C and Erie NY since March 11,
                                                   1996; Executive Vice President Insurance
                                                   Operations of the Company, Erie Insurance Co.,
                                                   Flagship, EI P&C and Erie NY January 11, 1994
                                                   to February 12, 1996 Owner,
                                                   Bennett-Damascus Insurance Agency, March
                                                   1991-December 31, 1993; Senior Vice
                                                   President-Agency Division, the Company, EFL
                                                   and Erie Insurance Co. 1988 to 1991; Director,
                                                   the Company, Erie Insurance Co., EFL, Flagship,
                                                   EI P&C and Erie NY.

Henry N. Nassau, Esq.                    46        Managing Director, General Counsel                 2000
(1)(6)                                             and Secretary, Internet Capital Group,
                                                   Inc., internet holding company, May
                                                   1999 to present; Partner and Chairman
                                                   of the Business Department, Dechert
                                                   Price & Rhoads, attorneys, September
                                                   1987 to May 1999; Director, CourtLink,
                                                   Inc., Bliley Technologies, Inc., Albert

                                       10


                                         AGE              PRINCIPAL OCCUPATION
                                        AS OF            FOR PAST FIVE YEARS AND                   DIRECTOR
AME                                   4/1/01      POSITIONS WITH ERIE INSURANCE GROUP               SINCE
----                                   ------      -----------------------------------             --------


                                                   Abela Corporation, Higher
                                                   Mountain, Inc. PaperExchange, Inc.,
                                                   the Company and EFL.

John M. Petersen                         72        Retired; President and Chief Executive             1979
(1)(4C)                                             Officer of the Company, EFL, Erie
                                                   Insurance Co., Flagship and EI P&C 1993
                                                   to 1995 and Erie NY 1994 to 1995; President,
                                                   Treasurer and Chief Financial Officer
                                                   of the Company, Erie Insurance Co. and
                                                   EFL from November 1990 and of Flagship and
                                                   EI P&C from 1992 and 1993, respectively,
                                                   to September 1993; President, Treasurer
                                                   and Chief Financial Officer of EFL and
                                                   Executive Vice President, Treasurer and
                                                   Chief Financial Officer of the Company and
                                                   Erie Insurance Co. for more than five years
                                                   prior thereto; Director, the Company, EFL,
                                                   Erie Insurance Co., Flagship, EI P&C, Erie NY
                                                   and Spectrum Control.

Jan R. Van Gorder, Esq.                  53        Senior Executive Vice President,                   1990
(1)                                                Secretary and General Counsel of the
                                                   Company, EFL and Erie Insurance Co. since
                                                   1990, and of Flagship and EI P&C since 1992
                                                   and 1993, respectively and of Erie NY since
                                                   April 1994; Senior Vice President, Secretary
                                                   and General Counsel of the Company, EFL and
                                                   Erie Insurance Co. for more than five years
                                                   prior thereto; Director, the Company,
                                                   EFL, Erie Insurance Co., Flagship, EI P&C
                                                   and Erie NY.

Robert C. Wilburn                        57        President and Chief Executive Officer,             1999
(2C)(3C)(4)                                        Gettysburg National Battlefield Museum
                                                   Foundation since 2000; Distinguished Service
                                                   Professor, Carnegie Mellon University since
                                                   1999; President and Chief Executive Officer,
                                                   Colonial Williamsburg Foundation from 1992
                                                   to 1999; President, Carnegie Institute Library
                                                   of Pittsburgh from 1984 to 1992; Director, the
                                                   Company, Erie Insurance Co. and EFL

-----------

(1)  Member of the Executive Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Executive Compensation Committee.
(4)  Member of the Nominating Committee.
(5)  Member of the Charitable Giving Committee.
(6)  Member of Investment Committee
C    Designates Committee Chairperson.

     The Board of Directors met seven times in 2000. The standing committees of the Company's Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation Committee, the Nominating Committee, the Charitable Giving Committee and the Investment Committee.

     The Executive Committee, which did not meet during 2000, has the authority, subject to certain limitations, to exercise the power of the Board of Directors between regular meetings.

     The Audit Committee, which met six times in 2000, has responsibility, consistent with the mandates of Section 1405(c)(4) of the Pennsylvania Insurance Company Law and the Company's Bylaws, for recommending to the Board of Directors the selection of independent public accountants, reviewing the scope and results of the audit and reviewing the adequacy of the Company's accounting, financial, internal and operating controls.

     The Executive Compensation Committee, which met five times in 2000, has responsibility, consistent with the mandates of Section 1405(c)(4) of the Pennsylvania Insurance Company Law and the Company's Bylaws, for recommending to the Board of Directors, at least annually, the compensation of the three highest paid officers of the Company and such other officers as the Board of Directors may designate, recommending all forms of direct compensation, including any incentive programs, that would be appropriate for management and employees of the Company and such other responsibilities as the Board of Directors may designate. See "Executive Compensation-Compensation Committee Interlocks and Insider Participation."

     The Nominating Committee, which met five times in 2000, has responsibility consistent with the requirements of Section 1405(c)(4) of the Pennsylvania Insurance Holding Companies Act and the Company's Bylaws, for conducting searches for and the nomination of a slate of candidates to stand for election to the Board of Directors at the Company's Annual Meeting of Shareholders and to nominate candidates to fill vacancies on the Board of Directors between annual meetings of shareholders. See also "Legal Proceedings."

     The Charitable Giving Committee, which met two times in 2000, has responsibility for recommending to the Chief Executive Officer charitable gifts by the Company within a budgetary limit established by the Board of Directors.

     The Investment Committee, which met once in 2000, has responsibility to assist the Company's Board of Directors in its general oversight of the investments of the Company.

     All directors hold office until their respective successors are elected or until their earlier death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships between any directors or executive officers of the Company, except that F. William Hirt, Chairman of the Board, Chairman of the Executive Committee and a director, is the brother of Mrs. Hagen, a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 12 CANDIDATES FOR DIRECTOR
                                              ---
NOMINATED BY THE NOMINATING COMMITTEE.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during each of the three fiscal years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during 2000 for services rendered in all capacities to the Company, EFL, the Exchange and their subsidiaries and affiliates. Dollar amounts indicated are pre-individual income taxes.

                           SUMMARY COMPENSATION TABLE

                                                                        ANNUAL COMPENSATION
                           --------------------------------------------------------------------------------------------------------
                                                                                       LONG-TERM COMPENSATION
                                                                                       ----------------------
                                                                                        AWARDS        PAYOUTS
                                                                                        ------        -------
                                                                                       RESTRICTED                       ALL
NAME AND                                                          OTHER ANNUAL           STOCK          LTIP        OTHER ANNUAL
PRINCIPAL POSITION         YEAR    SALARY($)     BONUS($)(1)    COMPENSATION ($)(3)    AWARDS($)    PAYMENTS($)  COMPENSATION($)(2)
------------------         ----    ---------     -----------    -------------------    ----------   -----------  ------------------

Milne, Stephen A.          2000     677,606        627,417             5,913            162,971        73,476          74,145
President and Chief        1999     633,600        495,201             2,595                  0             0          64,649
Executive Officer          1998     587,892        436,683             2,924                  0             0          66,051

Van Gorder, Jan R.         2000     359,167        268,681             4,120             97,002        43,726          28,046
Senior Executive           1999     335,482        150,653             2,614                  0             0          26,492
Vice President,            1998     321,032        142,340             3,439                  0             0          27,887
Secretary and
and General Counsel

Ludrof, Jeffrey A.         2000     273,985        203,145             1,362             48,173        21,715          18,265
Executive Vice             1999     216,432         95,769                76                  0             0          13,063
President                  1998     171,019         74,860                 0                  0             0           5,444
Insurance Operations

Garcia, Philip A.          2000     262,177        198,593             1,813             45,222        20,398          14,809
Executive Vice President   1999     244,720        119,302               763                  0             0          13,475
and Chief Financial        1998     224,040         97,641               779                  0             0          20,677
Officer

Brinling, Jr., John J.     2000     248,530        160,129             2,246             64,807        30,780          29,375
Executive Vice President   1999     238,168        101,575             2,454                  0             0          24,875
                           1998     224,686        102,132             3,279                  0             0          25,731

------------

(1) The amounts indicated in the "Bonus" column above represent amounts earned by the named executives during 2000 under the Annual Incentive Plan. The purpose of the Annual Incentive Plan is to promote the best interests of the Exchange while enhancing shareholder value of the Company by basing a portion of selected employees' compensation on the performance of such employee and the Company. Performance measures are established by the Executive Compensation Committee based on the attainment of individual performance goals and the Company's financial goals compared to a selected peer group. The amounts indicated include reimbursement for minor perquisites in the amounts of $16,708, $10,696, $9,253, $10,274 and $14,771 for Messrs. Milne, Van Gorder, Ludrof, Garcia and Brinling, respectively.

(2) Amounts indicated in the "Other Annual Compensation" column include the taxable value of group life insurance policies in excess of $50,000 and the associated tax reimbursement for the named executive officers. Amounts also include dividends paid on shares under the Long-Term Incentive Plan.

(3) The "Restricted Stock Awards" column includes Long-Term Incentive Plan benefits expressed in dollar amounts awarded in February 2000 that remain restricted at December 31, 2000. The shares were valued using the stock price of $29.81 per share at December 31, 2000; these values are noted in the "Summary Compensation Table". For Messrs. Milne, Van Gorder, Ludrof, Garcia and Brinling, respectively, the number of shares awarded were:
     5,467, 3,254, 1,616, 1,517 and 2,174. See "Long-Term Incentive Plan Awards in Last Fiscal Year" table for a detailed description of the Plan. Long-Term Incentive Plan dividends earned in the current year are reported in "Other Annual Compensation" when paid or in "All Other Compensation" when deferred.

(4) The "LTIP Payments" column includes Long-Term Incentive Plan benefits awarded in February 2000 that became unrestricted at December 31, 2000. These shares were distributed in January 2001 and valued using the actual share price at the time of payment. The number of shares distributed after withholding for income taxes for Messrs. Milne, Van Gorder, Ludrof, Garcia and Brinling, respectively, were: 1,507, 897, 445, 506 and 346. Messr. Brinling deferred the distribution of 543 shares; these shares were valued using the share price as of December 31, 2000.

(5) Amounts shown in the "All Other Compensation" column include matching contributions made by the Company pursuant to the Employee Savings Plan, premiums paid by the Company on behalf of the named individuals on the split dollar life insurance policies, expenses for spousal travel, and deferred dividends and related earnings. For the year 2000, contributions made to the Employee Savings Plan amounted to $20,143, $10,736, $8,214, $7,831 and $7,456, on behalf of Messrs. Milne, Van Gorder, Ludrof, Garcia and Brinling, respectively. Premiums paid during 2000 for split dollar life insurance policies for Messrs. Milne, Van Gorder, Ludrof, Garcia and Brinling, respectively, were: $50,132, $17,310, $6,674, $6,978 and $17,634.
     The Company is entitled to recover the premiums from any proceeds paid on such split dollar life insurance policies and has retained a collateral interest in each policy to the extent of the premiums paid with respect to such policies. Expenses for spousal travel were $3,870, $3,377 and $3,377, for Messrs. Milne, Ludrof and Brinling, respectively. Messr. Brinling also had deferred dividends of $881 and interest on deferred dividends of $27.

AGREEMENTS WITH EXECUTIVE OFFICERS

     The Company has entered into employment agreements with the following senior executive officers of the Company: Stephen A. Milne, President and Chief Executive Officer of the Company; Jan R. Van Gorder, Senior Executive Vice President, Secretary and General Counsel of the Company; Jeffrey A. Ludrof, Executive Vice President of the Company, Philip A. Garcia, Executive Vice President and Chief Financial Officer of the Company and John J. Brinling, Jr. Executive Vice President of EFL. At a meeting of the Board of Directors held on December 12, 2000, the Board of Directors extended the term of each executive officer's employment agreement for one year. The employment agreements have the following principal terms:

     (a) A four-year term for Mr. Milne, expiring December 15, 2004, and for the other executives a two-year term expiring December 15, 2002, unless the agreement is theretofore terminated in accordance with its terms, with or without cause, or due to the disability or death of the officer or notice of nonrenewal is given by the Company or the executive 30 days before any anniversary date;

     (b) A minimum annual base salary at least equal to the executive's annual base salary at the time the agreement was executed, subject to periodic review to reflect the executive's performance and responsibilities, competitive compensation levels and the impact of inflation;

     (c) The eligibility of the executive under the Company's incentive compensation programs and employee benefit plans;

     (d) The establishment of the terms and conditions upon which the executive's employment may be terminated by the Company and the compensation of the executive in such circumstances. The agreements provide generally, among other things, that if the employment of an executive is terminated without Cause (as defined in the agreement) by the Company or by the executive for Good Reason (as defined in the agreement) then the executive shall be entitled to receive:
(i) an amount equal to the sum of three times the executive's highest annual base salary during the preceding three years plus an amount equal to three times the total of the executive's highest award during the preceding three years under the Company's Annual Incentive Plan; (ii) any award or other compensation to which the executive is entitled under the Company's Long-Term Incentive Plan;
(iii) continuing participation in any employee benefit plans for a period of three years following termination to the extent the executive and his or her dependents were eligible to participate in such programs immediately prior to the executive's termination and (iv) immediate vesting and nonforfeitability of accrued benefits under the Company's Supplemental Retirement Plan for Certain Members of the Erie Insurance Group Retirement Plan for Employees ("Supplemental Employee Retirement Plan");

     (e) Provisions relating to confidentiality and nondisclosure following an executive's termination; and

     (f) An agreement by the executive not to compete with the Company for a period of one year following his or her termination, unless such termination was without Cause.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The Company does not have a stock option plan, nor has it ever granted any stock option or stock appreciation right to any of the persons named in the Summary Compensation Table.

LONG-TERM INCENTIVE PLAN

     The Company has established a Long-Term Incentive Plan that is designed to enhance the growth and profitability of the Company by providing the incentive of long-term rewards to key employees who are capable of having a significant impact on the performance of the Company; to attract and retain employees of outstanding competence and ability and to further align the interests of such employees with those of the shareholders of the Company. The Long-Term Incentive Plan was approved by shareholders in 1997 as a performance-based plan under the Internal Revenue Code of 1986, as amended (the "Code"). Each of the named executives has been granted awards of phantom share units under the Company's Long-Term Incentive Plan based upon a target award calculated as a percentage of the executive's base salary. The total value of any phantom share units will be determined at the end of the performance period based upon the growth in the Company's retained earnings. Each executive will then be entitled to receive restricted shares of Class A Common Stock equal to the dollar value of the phantom share units at the end of the performance period. The vesting period for the restricted shares of Class A Common Stock issued to each executive is three years after the end of the performance period. If an executive ceases to be an employee prior to the end of the performance period, the executive forfeits all phantom share units awarded. If an executive ceases to be an employee prior to the end of the vesting period, the executive forfeits all unvested restricted shares previously granted. The following table sets forth target awards granted to the Company's five highest paid executive officers (i) for the three-year performance period of 2000 to 2002; (ii) for the three-year performance period of 1999 through 2001 and (iii) for the three-year performance period of 1998 through 2000.

                            LONG-TERM INCENTIVE PLAN
                           AWARDS IN LAST FISCAL YEAR

                         NUMBER
                       OR SHARES,
                         UNITS      PERFORMANCE
                        OR OTHER      OR OTHER    ESTIMATED FUTURE PAYOUTS UNDER
                       RIGHTS(#)    PERIOD UNTIL   NON-STOCK PRICE BASED PLANS
                        PHANTOM      MATURATION   ------------------------------
NAME                  SHARE UNITS     OR PAYOUT  THRESHOLD   TARGET      MAXIMUM
----                  -----------   -----------  ---------   ------      -------
Milne, Stephen A.        75,602      1998-2000      0        377,623       (1)
                         79,031      1999-2001      0        420,000       (1)
                         97,047      2000-2002      0        513,600       (1)

Van Gorder, Jan R.       22,495      1998-2000      0        112,361       (1)
                         33,224      1999-2001      0        176,568       (1)
                         35,365      2000-2002      0        187,162       (1)

Ludrof, Jeffrey A.       11,953      1998-2000      0         59,707       (1)
                         23,427      1999-2001      0        124,498       (1)
                         25,815      2000-2002      0        136,620       (1)

Garcia, Philip A.        14,028      1998-2000      0         70,070       (1)
                         23,083      1999-2001      0        126,500       (1)
                         25,815      2000-2002      0        136,620       (1)

Brinling, John J., Jr.   15,023      1998-2000      0         75,038       (1)
                         23,520      1999-2001      0        124,992       (1)
                         25,035      2000-2002      0        132,492       (1)
-----------

(1) There is no maximum payout limitation for a specific performance period. However, the maximum value of phantom share units that may be earned by any named executive in any year shall not exceed $500,000.

PENSION PLAN

     The following table sets forth the estimated total annual benefits payable upon retirement at age 65 under the Erie Insurance Group Retirement Plan for Employees and the Supplemental Employee Retirement Plan (collectively, the "Retirement Plans").

                               PENSION PLAN TABLE

                                      YEARS OF SERVICE
                ----------------------------------------------------------
REMUNERATION        15         20           25           30           35
------------        --         --           --           --           --
$150,000        $ 45,000   $ 60,000     $ 75,000     $ 90,000     $ 90,000
 200,000          60,000     80,000      100,000      120,000      120,000
 250,000          75,000    100,000      125,000      150,000      150,000
 300,000          90,000    120,000      150,000      180,000      180,000
 350,000         105,000    140,000      175,000      210,000      210,000
 400,000         120,000    160,000      200,000      240,000      240,000
 450,000         135,000    180,000      225,000      270,000      270,000
 500,000         150,000    200,000      250,000      300,000      300,000
 550,000         165,000    220,000      275,000      330,000      330,000
 600,000         180,000    240,000      300,000      360,000      360,000
 650,000         195,000    260,000      325,000      390,000      390,000
 700,000         210,000    280,000      350,000      420,000      420,000
 750,000         225,000    300,000      375,000      450,000      450,000
 800,000         240,000    320,000      400,000      480,000      480,000

     The compensation covered by the Retirement Plans is the base salary reported in the Summary Compensation Table.

     Under the Retirement Plans, credited years of service is capped at 30 years. Credited years of service for each of the individuals named in the Summary Compensation Table is as follows: Stephen A. Milne -- 24 years, Jan R. Van Gorder -- 20 years, Jeffrey A. Ludrof -- 20 years, Philip A. Garcia -- 20 years and John J. Brinling, Jr. -- 30 years.

     The benefits under the Retirement Plans are computed on the basis of straight-life annuity amounts and a life annuity with a ten-year certain benefit. The benefits listed in the Pension Plan Table are not subject to deduction for Social Security or other offset amounts. The information in the foregoing table does not reflect certain limitations imposed by the Code. Beginning in 1994, the Code prohibits the inclusion of earnings in excess of $150,000 per year (adjusted periodically for cost of living increases) in the average earnings used to calculate benefits. The Code also limits the maximum annual pension (currently $140,000, but adjusted periodically for cost of living increases) that can be paid to each eligible employee. A Supplemental Employee Retirement Plan for senior management is in effect which provides benefits in excess of the earnings limitations imposed by the Code similar to those provided to all other full-time employees as if the Code limitations were not in effect. Those benefits are incorporated into the Pension Plan Table.

DIRECTOR COMPENSATION

     The annual retainer for the Company's directors is $25,000, plus $1,500 for each meeting attended and $1,500 for each committee meeting attended plus an additional $2,000 per year for each committee chairperson. In addition, all directors are reimbursed for their expenses incurred in attending meetings. Officers of the Company who serve as directors are not compensated for attendance at meetings of the Board of Directors and its committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Compensation Committee (the "Compensation Committee") of the Company presently consists of Robert C. Wilburn, Chair, Samuel P. Black, III, J. Ralph Borneman, Jr. and Samuel P. Katz. No member of the Compensation Committee is a former or current officer or employee of the Company, the Exchange, EFL or any of their respective subsidiaries or affiliates.(1) Furthermore, no executive officer of the Company serves as a member of a compensation committee of another entity, one of whose executive officers serves on the Compensation Committee, or as a director of the Company, nor does any executive officer of the Company serve as a director of another entity, one of whose executive officers serves on the Compensation Committee.(1)

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE COMPANY

     Consistent with Section 1405(c)(4) of the Pennsylvania Insurance Holding Companies Act and the Company's Bylaws, the Compensation Committee is charged with the duty of recommending to the Board of Directors the compensation of the three highest paid officers of the Company and such other officers as are determined by the Board of Directors; recommending to the Board of Directors all forms of bonus compensation, including incentive programs, that would be appropriate for the Company and to undertake such other responsibilities as may be delegated to the Compensation Committee by the Board of Directors. The Board of Directors has authorized the Compensation Committee to consider the compensation of the four highest paid officers, including the Chief Executive Officer. The Compensation Committee is currently composed of four directors who are not officers or employees of the Company, the Exchange or EFL or any of their affiliates or subsidiaries. The purpose of the Compensation Committee is to determine the level and composition of compensation that is sufficient to attract and retain top quality executives for the Company.

     The objectives of the Company's executive compensation practices are to:
(1) attract, reward and retain key executive talent and (2) to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing shareholder value and policyholder security. To that end, compensation comparisons are made to benchmark positions at other insurers in terms of compensation levels and composition of the total compensation mix.

     Under Section 162(m) of the Code, the Company is not allowed a federal income tax deduction for compensation, under certain circumstances, paid to certain executive officers to the extent that such compensation exceeds $1 million per officer in any fiscal year. No officer of the Company has received compensation in excess of $1 million in any fiscal year to date with the exception of Stephen A. Milne, President and Chief Executive Officer of the Company, in 1998, 1999 and 2000. The Compensation Committee may consider adopting policies with respect to this limitation on deductibility when appropriate.

     The Compensation Committee reviewed the salary ranges and base salaries of the four highest paid executives, including the Chief Executive Officer, in 2000. The Compensation Committee has position descriptions for the four highest paid executives of the Company, including the Chief Executive Officer, which define the responsibilities and duties of each position. The position descriptions also delineate the functional areas of accountability and the qualifications and skills required to perform such responsibilities and duties. The Compensation Committee then reviewed the salary ranges for the Chief Executive Officer and the other three highest paid executives, comparing the ranges to third party data compiled for similar positions with other property and casualty insurers. In reviewing the salary ranges for the four highest paid executives, including the Chief Executive Officer, the Compensation Committee referenced Sibson's Management Compensation Survey published annually by Sibson &

------------------

(1) J. Ralph Borneman, Jr. is the President and a principal shareholder of Body-Borneman Associates, Inc., Body-Borneman, Inc. and Body-Borneman, Ltd. and Samuel P. Black, III is the President and a principal shareholder of Samuel P. Black & Associates, Inc., each of which are independent insurance agencies representing a number of insurers, including the insurance subsidiaries of the Company, EFL and the Exchange and its insurance subsidiary and which receive commissions in the ordinary course of business from such insurance companies. Under the provisions of Section 162(m) of the Code relating to qualified plans, Messrs. Black and Borneman are not deemed independent for purposes of approving performance-based incentive plans. Messrs. Black and Borneman have excused themselves from voting on such plans as members of the Compensation Committee.

Company, Inc., which summarized compensation data for more than 100 insurance companies. The data is reported by position, company asset size and premium volume. The unique aspects of each position, its duties and responsibilities, the effect on the performance of the Company, the number of employees supervised directly and other criteria are also considered in setting the base salaries. The Compensation Committee also consulted data obtained from Towers Perrin, a nationally recognized consulting firm with specific expertise in the insurance industry, to make recommendations regarding executive compensation.

     The level of compensation for each executive reflects his or her skills, experience and job performance. Normally, base salary will not be less than the minimum for the salary range established for each position. Executives with a broader range of skills, experience and consistently high performance with the Company may receive compensation above the midpoint for the established salary range.

     Compensation for the Chief Executive Officer consists primarily of salary, annual incentive and long-term incentive payments and minor perquisites which amount to less than 10% of the Chief Executive Officer's salary and bonus. The Board of Directors approved adoption of an annual incentive plan and a long-term incentive plan for senior executives of the Company as recommended by the Executive Committee at its meeting of March 11, 1997 (the "Annual Incentive Plan" and the "Long-Term Incentive Plan," respectively).

     The purpose of the Annual Incentive Plan is to promote the best interests of the Exchange while enhancing shareholder value of the Company and to promote the attainment of significant business objectives for the Company, its subsidiaries and affiliates by basing a portion of the executives' compensation on the attainment of both premium growth and underwriting profitability goals. The annual incentive awards will be paid in cash only. Annual Incentive Plan target award levels, expressed as a percentage of base salary, are established annually by the Compensation Committee. Payments under the Annual Incentive Plan are based on a combination of individual executive performance and the Company's performance.

     The Long-Term Incentive Plan, which was approved by shareholders on April 29, 1997, for purposes of qualifying the plan as a performance-based plan under
Section 162(m) of the Code, is designed to maximize returns to shareholders by linking executive compensation to the overall profitability of the Company. Target award amounts, expressed as a percentage of base salary, are determined by comparisons to peer companies and approved by the Compensation Committee.

     Performance factors applicable to the Company, such as property and casualty insurance loss ratios, investment portfolio returns and overall Company profitability, as well as other factors are considered in evaluating the Chief Executive Officer's performance. Such performance factors were considered in approving Mr. Milne's 2000 compensation. Compensation of the next three most highly compensated individuals is determined by the Compensation Committee and is based upon the factors and processes enumerated, i.e., a determination of a salary range based upon market data and evaluation of the executive with respect to the executive's job description and his or her position within the salary range.

     Compensation of the next highest paid executives (other than the Chief Executive Officer and the next three highest paid executives) is based upon the Company's established standard compensation policies and is not determined by the Compensation Committee.

Erie Indemnity Company Executive Compensation Committee:

Robert C. Wilburn, Chair
Samuel P. Black, III
J. Ralph Borneman, Jr.
Samuel P. Katz

March 13, 2001

COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN ON THE CLASS A COMMON STOCK WITH CERTAIN AVERAGES

     The following graph depicts the cumulative total shareholder return for the periods indicated for the Class A Common Stock compared to the Standard & Poor's 500 Stock Index and the Standard & Poor's Property-Casualty Insurance Index.

                                [GRAPH OMITTED]


             CUMULATIVE TOTAL SHAREHOLDER RETURN COMPARISON(1) CHART

                              1995     1996     1997    1998     1999     2000
                              ----     ----     ----    ----     ----     ----
Erie Indemnity Company        $100     $154     $148    $159     $168     $157
Standard & Poor's 500 Index    100      123      164     211      255      232
Standard & Poor's Property-
 Casualty Index                100      122      174     158      115      182

-----------
(1) Assumes $100.00 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Class A Common Stock, Standard & Poor's Property-Casualty Insurance Index and Standard & Poor's 500 Stock Index. Cumulative total shareholder return assumes the reinvestment of dividends.

                              CERTAIN TRANSACTIONS

     Directors Borneman and Black are officers and principal shareholders of insurance agencies which receive insurance commissions in the ordinary course of business from the insurance companies managed by the Company in accordance with the companies' standard commission schedules and agents' contracts. Such payments made in 2000 to the agencies for commissions written on insurance policies from the property and casualty insurers and EFL amounted to $3,233,667 and $454,198 for the Borneman and the Black insurance agencies, respectively.

     Director Borneman, in his capacity as an insurance agent, based on competitive bids originally placed a worker's compensation insurance policy in 1998 covering employees of the Company with Fireman's Fund Insurance Company and the Company has reviewed the policy each year since. The premium for this policy for 2000-2001 was approximately $800,000. Although Mr. Borneman received no compensation in connection with the placement of that policy in 1998, he received a commission of $4,500 in 1999 and in 2000 and in the future he may be entitled to receive additional commissions from Fireman's Fund in accordance with Fireman's Fund's standard commission schedules and agents' contracts for placing that insurance policy.

     John M. Petersen, a director and former President and Chief Executive Officer, and previous Chief Investment Officer of the Erie Insurance Group of Companies, who retired as an executive officer of the Company on December 31, 1995, entered into a consulting arrangement with the Company effective January 2, 1996. Under the terms of the arrangement, the Company engaged Mr. Petersen as a consultant to furnish the Company and its pension trust, the Exchange and EFL with investment services with respect to their investments in common stocks. As compensation for services rendered by Mr. Petersen, a fee of .15 of 1 percent, on an annualized basis, of the total fair market value of the common stocks under management, is paid to Mr. Petersen. The Company also pays for all necessary and reasonable expenses related to Mr. Petersen's consulting services performed under this arrangement. The compensation paid to Mr. Petersen under this arrangement in 2000 by the Exchange, the Company, the pension trust and EFL was $5,926,850, $145,010, $166,372 and $120,521, respectively.

     The following tables summarize the total return (the sum of unrealized gain, realized gain and dividends) for the common stock portfolio of the Exchange under the direction of Mr. Petersen for the five years ended December 31, 2000 and the period January 1, 2001 to March 3, 2001 compared to the total return for the Standard & Poor's 500 Index, a standard index used by many managers of equity investments, for the same periods. For the period reviewed, the Exchange common stock portfolio outperformed the Standard & Poor's 500 Index by $781.3 million and by $14.6 million for the Company, pension trust and EFL (combined).

                                             STANDARD &                VARIANCE
                                               POOR'S                    FROM
PERIOD                       THE EXCHANGE    500 INDEX   TOTAL RETURN  S&P 500
------                       ------------    ---------   ------------  --------
                                                          (dollars in millions)
Year ended December 31, 1996    35.41%         22.94%      $  390.2   $  137.4
Year ended December 31, 1997    27.51          33.36          402.8      (85.7)
Year ended December 31, 1998    42.58          28.58          794.1      261.1
Year ended December 31, 1999    43.16          21.04        1,139.7      584.1
Year ended December 31, 2000   -15.87          -9.10         (638.6)    (272.4)
Period January 1 to
   February 28, 2001            -6.40          -5.89         (214.6)     (17.1)
   For Entire Period            21.84          16.31        2,341.3      781.3

     The same information for 2000 and the period January 1, 2001 to March 3, 2001 for the Company, the pension trust and EFL (combined) has been as follows:

                             THE COMPANY,    STANDARD &                VARIANCE
                             PENSION TRUST     POOR'S                    FROM
PERIOD                          AND EFL      500 INDEX   TOTAL RETURN  S&P 500
------                       ------------    ---------   ------------  --------
                                                          (dollars in millions)
Year ended December 31, 1996    27.92%         22.94%         $26.7       $4.8
Year ended December 31, 1997    18.80          33.36           20.7      (16.0)
Year ended December 31, 1998    33.38          28.58           57.0        8.2
Year ended December 31, 1999    32.73          21.04           73.3       26.2
Year ended December 31, 2000    -9.53          -9.10          (26.2)      (1.2)
Period January 1 to
   February 28, 2001            -4.63          -5.89          (12.1)       3.3
   For Entire Period            17.70          16.31          139.5       14.6

                               LEGAL PROCEEDINGS

PETITION FOR DECLARATORY JUDGMENT FILED BY BANKERS TRUST

     On May 6, 1999, Bankers Trust, in its capacity as corporate co-trustee of the H.O. Hirt Trusts, filed a Petition For A Citation to Show Cause Why Declaratory Relief Should Not Be Granted ("the Declaratory Judgment Petition"). The Declaratory Judgment Petition sought a determination whether Section 1405(c)(4) of the Pennsylvania Insurance Holding Companies Act provides the exclusive means by which persons may be nominated and elected to the Company's Board of Directors or whether shareholders independently have the power to nominate and elect to the Board of Directors persons other than those nominated by the Nominating Committee of the Board of Directors.

     On May 25, 1999, the Company and F. William Hirt filed preliminary objections to the Declaratory Judgment Petition, seeking its dismissal. On May 25, 1999, Mrs. Hagen joined in support of the Declaratory Judgment Petition.

     On June 16, 1999, Mrs. Hagen filed a motion seeking leave to amend her prior response supporting the Declaratory Judgment Petition, so as to assert a claim against the Company in the nature of a request for an injunction against certain bylaw amendments adopted by the Company effective June 15, 1999 relative to the nomination and election of directors.

     On June 29, 1999, the Court conducted a hearing on the matter of the Declaratory Judgment Petition. On July 15, 1999, the Court sustained the preliminary objections which had been filed by the Company and by F. William Hirt and the Court dismissed the Declaratory Judgment Petition and also dismissed Mrs. Hagen's petition to amend.

LEGAL PROCEEDINGS TO APPOINT A SUCCESSOR CORPORATE CO-TRUSTEE TO BANKERS TRUST

     On March 3, 1999, Bankers Trust filed with the Court a Petition to Accept Resignation of Trustee (the "Bankers Trust Petition"), by which Bankers Trust requested that the Court accept its resignation as corporate co-trustee of the H.O. Hirt Trusts.

     On May 7, 1999, the Court conducted a hearing on the Bankers Trust Petition, at which time the Court issued an Order accepting the resignation of Bankers Trust pending the appointment by the Court of a successor corporate co-trustee.

     On December 15, 1999 and on January 27, 2000, the Court conducted hearings on the selection of a successor corporate trustee, including the presentation of testimony by two successor trustee candidates.

     On February 23, 2000, the Court entered an Order directing F. William Hirt and Mrs. Hagen to finalize certain matters relating to a so-called "funding plan" for the payment of the fees and costs of the successor corporate co-trustee and to make application to the Internal Revenue Service for a private letter ruling on the tax treatment of the finalized "funding plan." Under its Order of February 23, 2000, the Court indicated that upon the receipt of the private letter ruling from the Internal Revenue Service, the Court would then select the successor corporate co-trustee from the two candidates.

     On March 6, 2000, the Company filed a motion for reconsideration and/or clarification of the Court's February 23, 2000 Order. The motion requested that the Court (i) reconsider its schedule for designating a successor corporate co-trustee due to the March 3, 1999 resignation and make that designation presently and (ii) reconsider and/or clarify the Court's prohibition on the Company's involvement in a finalized funding plan for payment of the corporate co-trustees fees because several of the proposed funding alternatives could only be implemented through actions to be undertaken by the Company. On March 8, 2000, F. William Hirt also filed a motion for reconsideration. On March 15, 2000, the Court denied the Company's and F. William Hirt's motions. On January 30, 2001, the Court conducted a further hearing on the matter of the selection of a successor corporate co-trustee.

PETITION FOR DECLARATORY JUDGMENT AND MOTION FOR PRELIMINARY INJUNCTION FILED BY MRS. HAGEN; BANKERS TRUST JOINDER THEREIN

     On March 9, 2000, Mrs. Hagen filed in the Court of Common Pleas of Erie County a Complaint for Declaratory Judgment (the "Declaratory Judgment Complaint") against the Company, a Motion for Preliminary Injunction (the "Preliminary Injunction Motion") and a Memorandum of Law in support of the Preliminary Injunction Motion. Mrs. Hagen's Declaratory Judgment Complaint sought relief in the form of an order that (i) the Nominating Committee of the Company's Board of Directors does not have the exclusive right to nominate candidates for election as directors of the Company by shareholders, (ii) any holder of Class B Common Stock may nominate directly candidates for election as directors of the Company by shareholders and vote on those nominees and (iii) Mrs. Hagen has the right to submit the Hagen Nominees to a vote of Class B shareholders at the Annual Meeting. Mrs. Hagen's Preliminary Injunction Motion sought a preliminary injunction enjoining the Company from taking any action to prevent, delay or otherwise hinder Mrs. Hagen from submitting the Hagen Nominees to a vote of Class B shareholders at the Annual Meeting. Bankers Trust as Co-Trustee joined in Mrs. Hagen's Motion for Preliminary Injunction.

     On March 30, 2000, the Company filed its responses to Mrs. Hagen's Motion for Preliminary Injunction. F. W. Hirt joined in the Company's opposition to Mrs. Hagen's Preliminary Injunction Motion. The Court held a hearing on Mrs. Hagen's Preliminary Injunction Motion on April 3, 2000.

     On April 24, 2000, the Court issued its April 24th Ruling, allowing the nomination by Class B shareholders directly of candidates for director in addition to those nominated by the Nominating Committee. The Company, therefore, permitted Mrs. Hagen to nominate her nominees at the 2000 Annual Meeting. At the Annual Meeting held on April 25, 2000, seven of 12 candidates for election as directors who had been nominated by the Nominating Committee were elected, and five persons nominated by Mrs. Hagen, including Mrs. Hagen herself, were elected.

     On December 21, 2000, Mrs. Hagen filed a Motion for Judgment on the Pleadings with respect to her Declaratory Judgment Complaint, by which Mrs. Hagen asked the Court to enter a final judgment in her favor in line with the Court's April 24th Ruling. Banker's Trust joined in Mrs. Hagen's motion. On January 25, 2001, both the Company and F.W. Hirt filed responses in opposition to Mrs. Hagen's Motion for Judgment on the Pleadings. At a hearing held on January 30, 2001, the Court indicated that it would in the future schedule a hearing on Mrs. Hagen's Motion for Judgment on the Pleadings. Such hearing has been scheduled for April 10, 2001.

MRS. HAGEN'S PROPOSALS

     In a letter dated January 12, 2001, Mrs. Hagen submitted to the Company a notice, purported by her to be in accordance with the requirements of Sections 2.07(a) and (b) of the Company's Bylaws, of five shareholder proposals in respect of the Annual Meeting. Mrs. Hagen's letter identified her proposals as follows:

     "(1) I propose the following persons (the "Hagen Nominees") for consideration by the Nominating Committee of the Company for election to the Board of Directors of the Company (the "Board") at the Annual Meeting:

      Kenneth B. Frank
     *Patricia Garrison-Corbin
     *Susan Hirt Hagen
      Louis V. Imundo, Jr., Ph.D.
      Hon. Linda S. Kaiser, Esq., CPCU
     *Samuel P. Katz
     *Claude C. Lilly, III, Ph.D.; CLU, CPCU
     *Henry N. Nassau, Esq.
      Richard J. Pinola, CPA
      ----------------------
     *Current Directors

     I believe the Hagen Nominees are appropriate candidates for election at the Annual Meeting.

     "(2) If any of the five Hagen Nominees who are current directors and at least two other Hagen Nominees are not selected by the Nominating Committee when it announces its slate, this Notice also constitutes my proposal to nominate all of the Hagen Nominees not included on the Nominating Committee's slate for election as directors of the Company at the Annual Meeting. I will appear at the Annual Meeting to nominate such Hagen Nominees for election to the Board. In the event that the size of the Board is increased beyond 12, I will nominate all the Hagen Nominees that are not included on the Nominating Committee slate. In addition, I reserve the right to nominate additional candidates at the Annual Meeting if the size of the Board is increased above 16, the current maximum number permitted by the Company's Bylaws.

     "(3) To permit shareholders sufficient time within which to consider and propose the nomination of candidates to stand for election to the Company's Board of Directors, I propose that the advance notice provision adopted in 1999, which is embodied in Section 2.07(a) of the Bylaws of the Company, be amended to read as follows (italicized, underlined letters indicate additions; [+] indicates deletions):

          "(a) Shareholder Proposals Relating to Candidates for Election as Directors. Nominations of persons for election to the Board of Directors
           -------------------------------------------------------------
may be made at any meeting of Shareholders at which Directors are to be
-----------------------------------------------------------------------
elected (i) by or at the direction of the Nominating Committee of the Board
---------------------------------------------------------------------------
of Directors, or (ii) by any Shareholder who
--------------------------------------------
is entitled to vote at any meeting at which such Directors are to be
--------------------------------------------------------------------
elected and who complies with the notice procedures set forth in this
---------------------------------------------------------------------
2.07(A) (a "Director Nomination").
----------------------------------

          "(1) A Shareholder, whether or not entitled to vote in the election of Directors, may propose to the Nominating Committee of the Board of Directors one or more persons who the Shareholder believes would be appropriate candidates for election by Shareholders as a Director at any meeting of Shareholders at which Directors are to be elected (a "Shareholder Nomination Proposal"). [+]
                            --------------------------------------

          "(2) A Shareholder Nomination Proposal or Director Nomination shall be
               --------------------------------------------------------
made by notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Nominating Committee if the Board of Directors of the corporation to the attention of the Secretary of the Corporation at the principal office of the corporation within the time limits specified herein and otherwise in accordance with this Section 2.07(a).

          "(3) In the case of an annual meeting of Shareholders, any such written Shareholder Nomination Proposal must be received by the Nominating
        ----------------------
Committee not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date on which the corporation first mailed its proxy statement to Shareholders for the annual meeting of Shareholders in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders that is called for a date which is not within 30 calendar days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, any such written Shareholder
                                                                    ------------
Nomination Proposal by a Shareholder must be received by the Nominating
----------
Committee within five business days after the earlier of the date the corporation shall have mailed notice to its Shareholders that an annual meeting of Shareholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission (the "SEC"), or otherwise publicly disseminated notice that an annual meeting of Shareholders will be held.

          "(4) In the case of a special meeting of Shareholders, any such written Shareholder Nomination Proposal by a Shareholder must be received by the
        ----------------------
Nominating Committee within five business days after the earlier of the date that the corporation shall have mailed notice to its Shareholders that a special meeting of Shareholders will be held, issued a press release, filed a periodic report with the SEC, or otherwise publicly disseminated notice that a special meeting of Shareholders will be held.

          "(5) The Corporation shall publicly announce the Nominating
           ----------------------------------------------------------
Committee's nominees for election to the Board of Directors: (i) in the case of
-------------------------------------------------------------------------------
an annual meeting of Shareholders, not less than 30 calendar days nor more than
-------------------------------------------------------------------------------
90 calendar days before the first anniversary of the date on which the
----------------------------------------------------------------------
Corporation first mailed its proxy statement to Shareholders for the annua
--------------------------------------------------------------------------
meeting of Shareholders in the immediately preceding year; provided, however,
-----------------------------------------------------------------------------
the in the case of an annual meeting of Shareholders that is called for a date
------------------------------------------------------------------------------
which is not within 30 calendar days before or after the first anniversary date
-------------------------------------------------------------------------------
of the annual meeting of Shareholders in the immediately preceding year, such
-----------------------------------------------------------------------------
public announcement shall be made within five business days following the last
------------------------------------------------------------------------------
day on which Shareholder Nomination Proposals must be received by the Nominating
--------------------------------------------------------------------------------
Committee; or (ii) in the case of a special meeting of Shareholders, in the
---------------------------------------------------------------------------
notice mailed to Shareholders or other publicly disseminated notice in
----------------------------------------------------------------------
accordance with paragraph (4) above that such special meeting will be held.
---------------------------------------------------------------------------


          "(6) Any such written Director Nomination must be received by the
           ----------------------------------------------------------------
Nominating Committee: (i) in the case of an annual meeting of Shareholders, not
-------------------------------------------------------------------------------
more than 30 calendar days following the Corporation's public announcement of
-----------------------------------------------------------------------------
the Nominating Committee's nominees for Director in connection with such
------------------------------------------------------------------------
meeting, or (ii) in the case of a special meeting of Shareholders, within five
------------------------------------------------------------------------------
business days after the earlier of the date that the Corporation shall have
---------------------------------------------------------------------------
mailed notice to its Shareholders that a special meeting of Shareholders will be
--------------------------------------------------------------------------------
held, issued a press release, filed a periodic report with the SEC, or otherwise
--------------------------------------------------------------------------------
publicly disseminated notice that a special meeting of Shareholders will be
---------------------------------------------------------------------------
held; provided that, in either case, if no such public announcement is made by
------------------------------------------------------------------------------
the Corporation, any such written Director Nomination must be received at any
-----------------------------------------------------------------------------
time prior to the annual or special meeting of Shareholders.
------------------------------------------------------------

          "(7) Such written Shareholder Nomination Proposal or Director
                            ----------------------             --------
Nomination by a Shareholder shall set forth (A) the name and address of the
----------
Shareholder who has made the proposal, (B) the name, age, business address, and, if known, residence address of each person so proposed, (C) the principal occupation or employment for the past five years of each person so proposed, (D) the number of shares of capital stock of the corporation beneficially owned within the meaning of SEC Rule 13d-1 by each person so proposed and the earliest date of ac-quisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the proposing Shareholder with respect to such person's proposal, election as a Director, and actions to be proposed or taken by such person if elected as a Director, (F) the written consent of each person so proposed to serve as a Director if nominated and elected as a Director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the SEC if proxies were to be solicited for the election as a Director of each person so proposed.

          "(8) If a written Shareholder Nomination Proposal or a written
                            ----------------------          ------------
Director Nomination by a Shareholder submitted to the Nominating Committee
-------------------
fails, in the reasonable judgment of the Nominating Committee, to contain the information contained in clause (7) hereof or is otherwise deficient, the Chairperson of the Nominating Committee shall, as promptly as is practicable under the circumstances, provide written notice to the Shareholder of such failure or deficiency in the written Shareholder Nomination Proposal or Director
                                     ----------------------          -----------
Nomination by a Shareholder and such Shareholder shall have five business days
----------
from receipt of such notice to submit a revised Shareholder Nomination Proposal
                                                -------------------------------
or Director Nomination that corrects such failure or deficiency in all material
----------------------
respects.

     I will appear at the Annual Meeting to present this Proposal.

     "(4) To ensure that the Committees of the Board of Directors are composed of Directors who are sufficiently independent of management and the Company, I propose that the following sections of the Bylaws of the Company be amended as indicated below (italicized, underlined letters indicate additions; [+] indicates deletions) and that a new Section 3.17 be added at the end of Article III of the Bylaws of the Company as indicated below:

     "Proposed Amendment to Paragraph (a) of Section 3.07. Executive Committee:

          "(a) General Rule. There shall be an Executive Committee which, except as provided in subsection (b), shall have and exercise all power and authority of the Board of Directors between meetings of the Board. The Executive Committee shall consist of not fewer than three (3) regular members including the Chief Executive Officer of the corporation who shall be Chairman of the Executive Committee, unless another member shall be designated by resolution of the Board. All of the regular members shall be designated by resolution of the Board. Not less than one-third of the committee must be Directors who are [+] independent
                                                                   -----------
(as such term is defined in Section 3.17 below). The Executive Committee shall
-----------------------------------------------
meet at any time and place designated and at least six hours oral or written notice given by or on behalf of the Chairman of the Executive Committee, and shall report promptly to the entire Board of Directors the substance of any action taken by the Executive Committee, which action may be changed by the Board without prejudice to intervening rights.

     "Proposed Amendment to Paragraph (a) of Section 3.08. Audit Committee and
Audit:

          "(a) Appointment. The Board of Directors shall appoint annually an Audit Committee which shall consist of not less than three (3) Directors who are [+] independent (as such term is defined in Section 3.17 below). The Audit
    ----------------------------------------------------------
Committee shall determine the nature and extent of the audit of the corporation. The Audit Committee shall determine the nature and extent of the audit of the records and of the verification and certification of the accounts of the corporation, and not later than at the last meeting of the Board in a calendar year, shall recommend to the Board the engagement and compensation of an independent Certified Public Accountant or firm of such accountants to audit the said records and certify the said accounts for the ensuing calendar year. In making said audit, verification and certification, said accountant or firm shall be under the direction of the Audit Committee and shall be responsible to and shall report to the Board of Directors and not to the officers of the corporation. The Chief Executive Officer and the President, if not also the Chief Executive Officer, shall be non-voting, ex-officio members of the Audit Committee.

     "Proposed Amendment to Section 3.09. Nominating Committee:

          "The Board of Director shall appoint annually a Nominating Committee which shall consist of not less than three (3) Directors who are [+] independent
                                                                     -----------
(as such term is defined in Section 3.17 below). The Nominating Committee shall,
------------------------------------------------
prior to the Annual Meeting, determine and nominate candidates for the office of Directors of the corporation to be elected by the shareholders to serve terms as established by the bylaws and until their successors are appointed.

     "Proposed Amendment to Section 3.10. Executive Compensation Committee:

          "The Board of Directors shall appoint annually an Executive Compensation Committee which shall consist of not less than three (3) Directors who are [+] independent (as such term is defined in Section 3.17 below). The
            ------------------------------------------------------------
Executive Compensation Committee shall be responsible for evaluating the performance of the principal officers of the corporation and recommending to the Board of Directors the [+] compensation of the principal officers. The Executive Compensation Committee shall also be responsible for the drafting of reports, disclosures, evaluations and other documents relating to executive compensation for filing with State and Federal regulatory authorities.

     "Proposed Amendment to Section 3.12. Other Committees:

         "The Board of Directors may designate from time to time any other committees as the Board may deem necessary and appropriate. The Board may set the number of members of any such committee and may appoint such members. Not less than one-third of any committee created hereunder must be Directors who are [+] independent (as such term is defined in Section 3.17 below).
    ------------------------------------------------------------

     "Proposed Addition of Section 3.17. Definition of Independent:

          "Section 3.17. Definition of Independent. For purposes of this Article
--------------------------------------------------------------------------------
III, a Director shall not be "independent" if he or she (i) is, or has been
---------------------------------------------------------------------------
within the previous two years, an employee or officer or an agent or consultant
-------------------------------------------------------------------------------
for the Corporation or any entity controlling, controlled by or under common
----------------------------------------------------------------------------
control with the Corporation, (ii) has during the current year, or has had
--------------------------------------------------------------------------
during either of the previous two years, any business relationship with the
---------------------------------------------------------------------------
Corporation or any subsidiary of the Corporation that would be required to be
-----------------------------------------------------------------------------
disclosed under paragraph (b) of Item 404 of Regulation S-K promulgated by the
------------------------------------------------------------------------------
SEC if proxies were to be solicited by the Corporation for the election as a
----------------------------------------------------------------------------
Director of such person or (iii) is a beneficial owner of a controlling interest
--------------------------------------------------------------------------------
in the voting stock of the Corporation or any entity controlling, controlled by
-------------------------------------------------------------------------------
or under common control with the Corporation."
----------------------------------------------

     I will appear at the Annual Meeting to present this proposal.

     "(5) One of the most important fiduciary duties of a Board of Directors is to make sure that plans and procedures are in place for the selection of highly competent and motivated principal officers and to ensure that there are appropriate succession plans for those principal officers. In fact, the Pennsylvania Insurance Holding Company Act requires that the corporation have a committee consisting of independent directors charged with the responsibility for recommending to the Board the selection of principal officers. The Company Bylaws presently provide for the selection of principal officers by the same small committee which deals with executive compensation issues and does not provide for the creation of a succession process at all. Therefore, in the interest of assuring the implementation of fair and efficient procedures where none currently exist for selecting the principal officers of the Company and their successors from time to time, I propose that a new Section 3.18 be added at the end of Article III of the Bylaws of the Company as follows, thereby creating a Principal Officers Selection Committee composed of truly independent directors to deal exclusively with critically important selection and succession planning issues:

          "Section 3.18 Principal Officers Selection Committee. The Board of Directors shall appoint annually a Principal Officers Selection Committee consisting of all of the Directors then serving on the Board who are Independent (as such term is defined in Section 3.17 above). The Principal Officers Selection Committee shall (i) meet from time to time to implement and review procedures for the identification, selection and employment of the Company's various principal officers and their successors elected by the Board of Directors under Section 4.02 of these Bylaws, (ii) appoint an advisory panel with whom the Committee shall consult on a regular basis, such panel to consist of any Director who is not Independent solely by reason of clause (iii) of the definition of such term, the corporation's Chief Executive Officer and any other current or former principal officer of the corporation as the Committee may deem appropriate, (iii) have the authority to retain a professional search firm as well as other professional advisors (including independent legal counsel) and
(iv) take such other steps as it believes are necessary and appropriate to identify principal officers and their successors for the corporation. In the first year of its existence, the Principal Officers Selection Committee shall include in the corporation's second quarter Form 10-Q and Form 10-K, and thereafter shall include in the corporation's proxy statement, a report to the Shareholders describing the Committee's activities since its previous report to Shareholders, including the number of meetings held, and the procedures that it has adopted for the identification, selection and retention of principal officers and their successors."

     I will appear at the Annual Meeting to present this proposal.

                       PROPOSAL TO AMEND THE ARTICLES OF
                          INCORPORATION OF THE COMPANY

DESCRIPTION OF THE AMENDMENT

     At the Annual Meeting, the holders of Class B Common Stock will be asked to consider and vote upon an Amendment to Article 7 of the Articles of Incorporation of the Company to add a new subsection (g). The full text of the Amendment is as follows:

               "(g) Special meetings of the shareholders of the Corporation may be called at any time by shareholders entitled to cast at least twenty percent (20%) of the votes that all shareholders are entitled to cast at the particular meeting. Any such special meeting shall be called, notice given to the shareholders and held in accordance with the provisions of Article II of the Corporation's Bylaws. No provisions of the Corporation's Bylaws inconsistent with this subparagraph may be adopted by the Board of Directors of the Corporation."

     If the Amendment is approved by the holders of Class B Common Stock of the Company, the Board of Directors intends to prepare and file Articles of Amendment to the Articles of Incorporation of the Company in accordance with the Amendment, which will become effective immediately upon acceptance of the filing by the Secretary of State of the Commonwealth of Pennsylvania.

     The Amendment was approved without dissent by the Company's Board of Directors.

     THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL AND
                                                          ---
ADOPTION OF THE AMENDMENT.

BACKGROUND OF THE PROPOSAL

     The Company does not believe that the Company's shareholders currently have the right to call a special meeting of shareholders because of the rules governing registered corporations under the BCL. The Company became a "registered corporation" under Chapter 25 of the BCL on August 9, 1994, the date on which the Company's Class B Common Stock became registered under Section 12(g) the Exchange Act. Section 2521(a) of the BCL provides as follows:

          "The shareholders of a registered corporation shall not be entitled by statute to call a special meeting of the shareholders."

     Section 2501(c) provides that the articles of a registered corporation may provide either expressly or by necessary implication that certain provisions of the BCL applicable to registered corporations shall not be applicable to the corporation.

     The right of shareholders of a Pennsylvania corporation that is not a registered corporation to call a special meeting of shareholders is provided in
Section 1755(b) of the BCL, which states as follows:

          "(b) Special meetings. Special meetings of the shareholders may be called at any time:

               "(1) by the board of directors;

               "(2) unless otherwise provided in the articles, by shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast at the particular meeting; or

               "(3) By such officers or other persons as may be provided in the bylaws.

          "At any time, upon written request of any person who has called a special meeting, it shall be the duty of the secretary to fix the time of the meeting which, if the meeting is called pursuant to a statutory right, shall be held not more than 60 days after the receipt of the request. If the secretary neglects or refuses to fix the time of the meeting, the person or persons calling the meeting may do so. See section 2521 (relating to call of special meetings of shareholders)."

     Section 2.02(a)(5) of the Company's Bylaws currently provides that a special meeting of the shareholders may be called at any time by shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast at a particular meeting. The Company believes, however, that neither this Bylaw provision nor Section 1755(b) of the BCL has provided shareholders with a right to call a special meeting since the date that the Company became a registered corporation under the BCL, inasmuch as pursuant to Section 2501(c) of the BCL, only a provision in the articles may grant a right contrary to Section 2521(a).

     Therefore, the Board of Directors has determined that it is in the best interests of the Company and its shareholders to provide in the Articles of Incorporation of the Company for the right of shareholders to call a special meeting in accordance with the provisions of the BCL.

EFFECT OF THE AMENDMENT

     The amendment will permit the holders of an aggregate of at least 20% of the outstanding shares of Class B Common Stock to call a special meeting of shareholders. Also, in the event that the holders of Class A Common Stock are entitled to vote upon a matter to be presented at the particular meeting, the amendment will permit the holders of at least 20% of the outstanding shares of Class A Common Stock to call a special meeting of shareholders.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the selection of Brown, Schwab, Bergquist & Co. as the Company's independent public accountants for 2001. The Company has been advised by Brown, Schwab, Bergquist & Co. that none of its members has any financial interest in the Company.

     A representative of Brown, Schwab, Bergquist & Co. will attend the Annual Meeting, will have the opportunity to make a statement, if he or she desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                                              ---
SELECTION OF BROWN, SCHWAB, BERGQUIST & Co. as the Company's independent public accountants for 2001.

REPORT OF THE AUDIT COMMITTEE OF THE COMPANY

     The Audit Committee is comprised of four directors, all of whom are independent as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and all of whom satisfy the financial literacy requirements thereof. The Board of Directors has adopted a written charter for the Audit Committee, which is included as Appendix A to this Proxy Statement.

     The Audit Committee, which met six times during 2000, has responsibility, consistent with the requirements of Section 1405(c)(4) of the Pennsylvania Insurance Company Law and the Company's Bylaws, for recommending to the Board of Directors the selection of independent auditors, reviewing the scope and results of the audit and reviewing the adequacy of the Company's accounting, financial, internal and operating controls.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2000 with management.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     The Audit Committee reviewed and discussed with the independent auditors the following fees for services rendered for the 2000 fiscal year:

          Audit Fees..................................................  $65,600
          Financial Information Systems Design and Implementation.....        0
          All Other Fees..............................................        0

     Based upon the discussions and reviews referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Erie Indemnity Company Audit Committee:

Robert C. Wilburn, Chairman
Patricia Garrison-Corbin
Samuel P. Katz
Claude C. Lilly III

February 20, 2001

                INFORMATION CONCERNING SOLICITATION PARTICIPANTS

     Under applicable regulations of the SEC, each director of the Company and each candidate for director nominated by the Nominating Committee set forth under "Election of Directors -- Candidates for Election" is deemed a "participant" in the solicitation of proxies under this Proxy Statement. The name and principal occupation of these persons (the "Participants") is set forth under "Elections of Directors -- Candidates for Election." The number of shares of Class A Common Stock and Class B Common Stock of the Company and Common Stock of EFL owned by each Participant is set forth under "Beneficial Ownership of Common Stock." No Participant has engaged in any transaction involving Class B Common Stock in the past two years.

                                        DATE OF         TYPE OF        NUMBER
NAME AND BUSINESS ADDRESS             TRANSACTION     TRANSACTION     OF SHARES
-------------------------             -----------     -----------     ---------
Samuel P. Black, III                      --              None               --
President, Treasurer and Secretary
Samuel P. Black & Associates, Inc.
400 French Street
Erie, PA 16507

J. Ralph Borneman, Jr.                    --              None               --
President and Chief Executive Officer
Body-Borneman Associates, Inc.,
President, Body-Borneman, Ltd.
and Body-Borneman, Inc.
17 E. Philadelphia Avenue
Boyertown, PA 19512

Patricia Garrison-Corbin                  --              None               --
Founder, President and Chief
  Executive Officer
P.G. Corbin & Company, Inc.
Two Commerce Square, Suite 3420
2001 Market Street
Philadelphia, PA 19103

Susan Hirt Hagen                          --              None               --
Co-Trustee, The H.O. Hirt Trusts
100 State Street, Suite 440
Erie, PA 16507

F. William Hirt                        02/15/00    Disposition by Gift    2,000
Co-Trustee, The H.O. Hirt Trusts       07/11/00    Disposition by Gift      650
Chairman of the Board                  09/25/00    Disposition by Gift    1,350
Erie Indemnity Company                 12/19/00    Disposition by Gift   11,100
100 Erie Insurance Place
Erie, PA 16530

Samuel P. Katz                            --              None               --
Chief Executive Officer
Greater Philadelphia First
One Bala Avenue, Suite 320
Bala Cynwyd, PA 19004

Claude C. Lilly, III                   05/25/00         Purchase            200
Dean, Belk College                     11/20/00         Purchase            500
  of Business Administration
University of North Carolina Charlotte
9201 University City Boulevard
Charlotte, NC 28223

Stephen A. Milne                          --              None               --
President and Chief Executive Officer
Erie Indemnity Company
100 Erie Insurance Place
Erie, PA 16530

Henry N. Nassau                        06/09/00         Purchase          1,000
Managing Director, General
  Counsel and Secretary
Internet Capital Group, Inc.
435 Devon Park Drive, Suite 803
Wayne, PA 19087

                                        DATE OF         TYPE OF        NUMBER
NAME AND BUSINESS ADDRESS             TRANSACTION     TRANSACTION     OF SHARES
-------------------------             -----------     -----------     ---------
John M. Petersen                       04/24/00    Disposition by Gift    2,915
124 Voyageur Drive                     08/09/00    Disposition by Gift      300
Erie, PA 16505                         09/15/00    Disposition by Gift  100,000
                                       12/29/00    Disposition by Gift   34,000

Jan R. Van Gorder                      06/14/00           Sale            1,000
Senior Executive Vice President,       11/14/00    Disposition by Gift      400
  Secretary and General Counsel        11/15/00    Disposition by Gift      600
Erie Indemnity Company
100 Erie Insurance Place
Erie, PA 16530

Robert C. Wilbur                          --              None               --
President and Chief Executive Officer
Gettysburg National Battlefield
  Museum Foundation
P.O. Box 248
New Derry, PA 15671

     Except as described in other sections of this Proxy Statement, there are no contracts, arrangements or understandings by any Participant or any of the Participant's respective affiliates or associates within the past year with any person with respect to the Class A Common Stock or Class B Common Stock of the Company. Furthermore, except as described in other sections of this Proxy Statement, none of the Participants nor any of their respective affiliates or associates (i) directly or indirectly beneficially owns any securities of the Company or of any subsidiary of the Company, (ii) has had any relationship with the Company in any capacity other than as a shareholder, employee, officer or director, (iii) is either a party to any transaction or series of transactions since January 1, 1999, or has knowledge of any currently proposed transaction or series of transactions, (a) to which the Company or any of its subsidiaries was or is to be a party, (b) in which the amount involved exceeds $60,000 and (c) in which any Participant or any affiliate or associate of a Participant had or will have a direct or indirect material interest or (iv) has entered into any agreement or understanding with any person respecting any (a) future employment by the Company or its affiliates or (b) transactions to which the Company or any of its affiliates will or may be a party.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report for 2000 is being mailed to all holders of Class A Common Stock and Class B Common Stock with this Proxy Statement.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 2002 Annual Meeting of Shareholders must deliver such proposal in writing to the Company's Secretary at the Company's principal executive offices at 100 Erie Insurance Place, Erie, Pennsylvania 16530, not later than December 12, 2001.

     Pursuant to Section 2.07 of the Company's By-Laws, assuming the amendment proposed by Mrs. Hagen is not approved at the Annual Meeting by the Class B shareholders, if a shareholder desires to present at the 2002 Annual Meeting of Shareholders (i) a proposal to the Nominating Committee relating to candidates for consideration and decision as to their nomination for election as directors by shareholders or (ii) a proposal relating to other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, such shareholder must comply with the provisions for shareholder proposals set forth in Section 2.07 of the Bylaws, including the delivery of such proposal in writing to the Company's Secretary, 100 Erie Insurance Place, Erie, Pennsylvania 16530, no earlier than November 29, 2001 and no later than December 29, 2001 as follows:

     Section 2.07 Shareholders Proposals.
     ------------------------------------

     (a) Shareholder Proposals Relating to Candidates for Election as Directors.
         -----------------------------------------------------------------------

          (1) A Shareholder, whether or not entitled to vote in the election of Directors, may propose to the Nominating Committee of the Board of Directors one or more persons who the Shareholder believes would be appropriate candidates for election by Shareholders as a Director at any meeting of Shareholders at which Directors are to be elected. Such proposal shall be made by notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Nominating Committee of the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein and otherwise in accordance with this Section 2.07(a).

         (2) In the case of an annual meeting of Shareholders, any such written proposal by a Shareholder candidate must be received by the Nominating Committee not less than 90 calendar days nor more than 120 calendar days before the first anniversary of the date on which the corporation first mailed its proxy statement to Shareholders for the annual meeting of Shareholders in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders that is called for a date which is not within 30 calendar days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, any such written proposal by a Shareholder must be received by the Nominating Committee within 5 business days after the earlier of the date the corporation shall have mailed notice to its Shareholders that an annual meeting of Shareholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission (the "SEC"), or otherwise publicly disseminated notice that an annual meeting of Shareholders will be held.

         (3) In the case of a special meeting of Shareholders, any such written proposal by a Shareholder must be received by the Nominating Committee within 5 business days after the earlier of the date that the corporation shall have mailed notice to its Shareholders that a special meeting of Shareholders will be held, issued a press release, filed a periodic report with the SEC, or otherwise publicly disseminated notice that a special meeting of Shareholders will be held.

         (4) Such written proposal by a Shareholder shall set forth (A) the name and address of the Shareholder who has made the proposal, (B) the name, age, business address and, if known, residence address of each person so proposed,
(C) the principal occupation or employment for the past five years, (D) the number of shares of capital stock of the corporation beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the proposing Shareholder with respect to such person's proposals, election as a Director, and actions to be proposed or taken by such person if elected as a Director, (F) the written consent of each person so proposed to serve as a Director if nominated and elected as a Director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the SEC if proxies were to be solicited for the election as a Director of each person so proposed.

         (5) If a written proposal by a Shareholder submitted to the Nominating Committee fails, in the reasonable judgment of the Nominating Committee, to contain the information specified in clause (4) hereof or is otherwise deficient, the Chairperson of the Nominating Committee shall, as promptly as is practicable under the circumstances, provide written notice to the Shareholder of such failure or deficiency in the written proposal by a Shareholder and such Shareholder shall have 5 business days from receipt of such notice to submit a revised written proposal that corrects such failure or deficiency in all material respects.

     (b) Shareholder Proposals Relating to Matters Other Than Candidates for
         -------------------------------------------------------------------
Election as Directors.
----------------------

          (1) A Shareholder of the corporation may bring a matter (other than a proposal to the Nominating Committee of a candidate for election as a Director by shareholders which is covered by subsection (a) of this Section 2.07) before a meeting of Shareholders only if (A) such matter is a proper matter for Shareholder action and such Shareholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein or
(B) the Shareholder complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (as amended) relating to inclusion of Shareholder proposals in the corporation's proxy statement.

          (2) In the case of an annual meeting of Shareholders, any such written notice of presentation of a matter by a Shareholder must be received by the Secretary of the corporation not less than 90 calendar days nor more than 120 days before the first anniversary of the date on which the corporation first mailed its proxy statement to Shareholders for the annual meeting of Shareholders in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders that is called for a date which is not within 30 calendar days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, any such written notice of presentation by a Shareholder of a matter must be received by the Secretary of the corporation within 5 business days after the earlier of the date the corporation shall have mailed notice to its Shareholders that an annual meeting of Shareholders will be held, issued a press release, filed a periodic report with the SEC, or otherwise publicly disseminated that an annual meeting of Shareholders will be held.

          (3) In the case of a special meeting of Shareholders, any such written notice of presentation of a matter by a Shareholder must be received by the Secretary of the corporation within 5 business days after the earlier of the date the corporation shall have mailed notice to its Shareholders that a special meeting of Shareholders will be held, issued a press release, filed a periodic report with the SEC, or otherwise publicly disseminated notice that a special meeting of shareholders will be held.

          (4) Such written notice of presentation of a matter by a Shareholder shall set forth information regarding such matter equivalent to the information regarding such matter that would be required under the proxy solicitation rules of the SEC if proxies were solicited for shareholder consideration of such matter at a meeting of Shareholders.

          (5) If a written notice of presentation of a matter submitted by a Shareholder to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in clause (4) hereof or is otherwise deficient, the Chairperson of the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the Shareholder who submitted the written notice of presentation of a matter of such failure or deficiency in the written notice of presentation of a matter and such Shareholder shall have 5 business days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

          (6) Only matters submitted in accordance with the foregoing provisions of this Section 2.07(b) shall be eligible for presentation of such meeting of Shareholders, and any matter not submitted to the Board of Directors in accordance with such provisions shall not be considered or acted upon at such meeting of Shareholders.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting and in this Proxy Statement under the caption "Mrs. Hagen's Proposals," but if any matters are properly presented, execution of the proxy enclosed herewith shall confer discretionary authority upon the persons named to vote on any other matter presented at the Annual Meeting unless prohibited by applicable provisions of the Exchange Act.

                                            By Order of the Board of Directors,




                                            /s/JAN R. VAN GORDER
                                            -----------------------------------
                                            Jan R. Van Gorder,
                                            Senior Executive Vice President,
                                            Secretary and General Counsel

March 29, 2001
Erie, Pennsylvania

                                                                      APPENDIX A

                             ERIE INDEMNITY COMPANY
                            AUDIT COMMITTEE CHARTER

I.   INTRODUCTION

     The Securities and Exchange Commission promulgated new rules and amended old rules relating to audit committees and their function relative to oversight of the financial reporting process in 1999. The rules are designed to enhance the audit committee's effectiveness, improve disclosure about the audit committee's purpose and functions and enhance the reliability of financial statements and disclosures to the public.

     Audit committees play a critical role in the financial reporting system by overseeing and monitoring management's and the independent auditors' performance of the financial reporting process. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

II.  AUDIT COMMITTEE PURPOSE

     The Audit Committee shall be appointed by the Board of Directors of Erie Indemnity Company (hereafter "the Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company;
     (2) the compliance by the Company with financial accounting and legal and regulatory requirements; and (3) the independence and performance of the Company's internal and independent auditors.

III. AUDIT COMMITTEE APPOINTMENT, COMPOSITION, AND MEETING PROTOCOL

     The members of the Audit Committee shall be appointed by the Board, and shall meet independence and experience requirements of the applicable federal securities law, the Pennsylvania Insurance Holding Company Law, and the NASDAQ Stock Market of the National Association of Securities Dealers, Inc. (hereafter "NASDAQ" or "NASD").

     The Audit Committee shall be comprised of at least three directors, the exact number to be determined by the Board, each of whom shall be independent directors as required by applicable statutory requirements and each member of the Audit Committee shall be free from any relationship that would interfere with the exercise of his or her independent judgment.

     All members of the Audit Committee shall be able to read and understand the financial statements, including the Company's balance sheet, income statements, and cash flow statements, or become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have current or past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

     The Audit Committee Chair shall be designated by the Board.

     The Audit Committee shall meet at least four times annually or more frequently as necessary and appropriate. A quorum of committee members shall be present at any meeting at which final action or approval is to be taken or made. A quorum shall be present if a majority of committee members are present in person or by other means and in the case of an Audit Committee of three or four members, by the attendance, in person or otherwise, of two or more committee members. An agenda for each meeting shall be prepared in advance of each meeting and may be developed in consultation with management, other committee members, and/or the independent auditors.

IV.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     The Audit Committee shall have the following responsibilities and duties:

     1. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements prior to filing or distribution. The review should include discussions with management and the independent auditors of any significant issues regarding accounting principles, practices and judgments.

     3. Consider the integrity of the Company's financial reporting processes and controls in consultation with management, the independent auditors and the internal auditors. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures and to identify any payments or procedures that might be deemed illegal or improper. Review significant findings presented by the independent auditors and the internal audit department together with management's responses.

     4. Review with management and the independent auditors, the Company's quarterly financial statements prior to the public release of earnings and the filing or distribution of the quarterly financial statements. The review shall encompass discussion of any significant issues arising during the independent auditors' limited review procedures.

     5. Review and discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Accounting Standards
          (SAS) No. 61.

     6. Select, evaluate, and, if appropriate, replace the independent auditor. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of shareholders.

     7. Approve the fees and other significant compensation to be paid to the independent auditors, including any other significant management consulting engagements to be performed by the independent auditing firm that is outside of the audit engagement letter.

     8. Review and discuss with the independent auditors annually all significant relationships they have with the Company that could impair the auditors' independence, pursuant to the Independent Standards Board Statement No. 1.

     9. Review the independent auditors' audit plan and engagement letter to determine if it is sufficiently detailed and covers any significant areas of concern the Audit Committee may have. This review should include the scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     10. Review and discuss the fourth quarter and year-end earnings with the independent auditors prior to the public release of the year-end results.

     11. Review and consider the independent auditors' judgment regarding the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     12. Review with management the appointment, performance and replacement of the senior internal audit executive.

     13. Review with the Company's General Counsel on at least an annual basis, i.) any legal matters that could have a significant impact on the Company's financial statements, ii.) the Company's compliance with applicable laws and regulations, and iii.) inquiries received from regulators or governmental agencies.

     14. Prepare annually a report to shareholders, to be included in the Company's annual proxy statement, as required by the SEC. The report should include a statement that the Audit Committee has reviewed and discussed the audited financial statements with management; discussed with the independent auditors, the matters required to be discussed by SAS No. 61; and have reviewed the disclosure from the independent auditors regarding their independence as required by the Independent Standards Board Statement No. 1.

     15. File and attach the Audit Committee Charter as an appendix to the proxy statement at least once every three years.

     16. Obtain from the independent auditor, assurance that Section 10A of the Securities Exchange Act of 1934, as amended (relating to the disclosure of illegal acts), has not been implicated.

     17.  Prepare and maintain minutes of its meetings.

     18. Periodically report to the Board of Directors on significant results of its activities.

     19. Perform such other duties and activities consistent with the intent and spirit of this charter, the Company's bylaws, and governing law, as the Audit Committee deems necessary or appropriate.

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



                             ERIE INDEMNITY COMPANY
                              CLASS B COMMON STOCK
                                      PROXY
                             ----------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints F. William Hirt, Stephen A. Milne and Jan R. Van Gorder, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of the Class B Common Stock of Erie Indemnity Company (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Auditorium of the F. W. Hirt-Perry Square Building, 100 Erie Insurance Place (Sixth and French Streets), Erie, Pennsylvania 16530 on April 24, 2001 at 3:00 p.m., and at any adjournment, postponement or continuation thereof, as follows:

1.      ELECTION OF DIRECTORS

        [  ]  FOR all candidates listed below   [  ]  WITHHOLD AUTHORITY
                                                      to vote for the candidates
                                                      listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL CANDIDATE, STRIKE A LINE THROUGH THE CANDIDATE'S NAME IN THE LIST BELOW.

Samuel P. Black, III, J. Ralph Borneman, Jr., Patricia Garrison-Corbin, Susan Hirt Hagen, F. William Hirt, Samuel P. Katz, Claude C. Lilly, III, Stephen A. Milne, Henry N. Nassau, John M. Petersen, Jan R. Van Gorder, Robert C. Wilburn.

2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE THAT SHAREHOLDERS ENTITLED TO CAST AT LEAST 20% OF THE VOTES THAT ALL SHAREHOLDERS ARE ENTITLED TO CAST AT A PARTICULAR MEETING MAY CALL A SPECIAL MEETING OF SHAREHOLDERS.

        [   ]  FOR                  [   ]   AGAINST              [   ]  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF BROWN, SCHWAB, BERGQUIST & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 2001.


        [   ]  FOR                  [   ]   AGAINST              [   ]  ABSTAIN


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

IN THEIR DISCRETION, THE PROXIES, ON BEHALF OF AND AT THE DIRECTION OF THE BOARD OF DIRECTORS OF ERIE INDEMNITY COMPANY, ARE AUTHORIZED TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, PURSUANT TO SEC RULES AND ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF.



This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the candidates for Director named above, FOR approval of the Amendment to the Company's Articles of Incorporation and FOR the ratification of Brown, Schwab, Bergquist & Co. as independent public accountants for the Company for 2001.

This proxy should be dated, signed by the shareholder(s) and returned promptly to the Company in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.


                                        _________________________________(SEAL)

                                        _________________________________(SEAL)

                                        _______________________________________

                                                       Date: ____________, 2001